2011 Annual Report

RiverSource(R)
Personal Portfolio Plus(2)
Personal Portfolio Variable Annuity


                                                    (RIVERSOURCE ANNUITIES LOGO)




45066 X (4/12)             Issued by: RiverSource Life Insurance Co. of New York

ANNUAL FINANCIAL INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the divisions of RiverSource of New York Variable Account 2 that is offered through RiverSource(R) Personal Portfolio Plus(2) Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity sponsored by RiverSource Life Insurance Co. of New York, referred to in Note 1, at December 31, 2011, the results of their operations for the period then ended, and the changes in their net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of RiverSource Life Insurance Co. of New York; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the affiliated and unaffiliated mutual fund managers, provides a reasonable basis for our opinion. The financial statements of the divisions of the Account as of December 31, 2010 and for the periods disclosed in those financial statements were audited by other auditors whose report dated April 22, 2011 expressed an unqualified opinion on those statements.



PricewaterhouseCoopers LLP
April 20, 2012


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                 ANNUITY - 2011 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                          AC VP      AC VP     COL VP      COL VP       COL VP
                                                       INC & GRO,     VAL,      BAL,     CASH MGMT,    DIV BOND,
DEC. 31, 2011                                             CL I        CL I      CL 3        CL 3         CL 3
 ASSETS
Investments, at fair value(1),(2)                        $51,999    $48,259   $373,111    $966,494    $1,092,851
Dividends receivable                                          --         --         --           1            --
Accounts receivable from RiverSource Life of NY for
  contract purchase payments                                  --         --         --          --           175
Receivable for share redemptions                              60         56         --          --            --
----------------------------------------------------------------------------------------------------------------
Total assets                                              52,059     48,315    373,111     966,495     1,093,026
----------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                            54         50        383       1,125         1,033
    Administrative charge                                      6          6         46         146           136
    Contract terminations                                     --         --         --          --            --
----------------------------------------------------------------------------------------------------------------
Total liabilities                                             60         56        429       1,271         1,169
----------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                  51,999     48,259    372,682     946,121     1,086,645
Net assets applicable to seed money                           --         --         --      19,103         5,212
----------------------------------------------------------------------------------------------------------------
Total net assets                                         $51,999    $48,259   $372,682    $965,224    $1,091,857
----------------------------------------------------------------------------------------------------------------
(1) Investment shares                                      8,469      8,321     26,350     966,494        97,576
(2) Investments, at cost                                 $51,711    $54,423   $410,794    $966,299    $1,027,144
----------------------------------------------------------------------------------------------------------------




                                                      COL VP      COL VP     COL VP MID      INVESCO        INVESCO
                                                      DYN EQ,   INTL OPP,   CAP GRO OPP,   VI CORE EQ,   VI INTL GRO,
DEC. 31, 2011 (CONTINUED)                              CL 3        CL 3         CL 3          SER I          SER I
 ASSETS
Investments, at fair value(1),(2)                    $563,221    $27,567       $60,149       $418,818       $35,236
Dividends receivable                                       --         --            --             --            --
Accounts receivable from RiverSource Life of NY for
  contract purchase payments                               --         --            --             --            --
Receivable for share redemptions                           --         --            --            489            41
---------------------------------------------------------------------------------------------------------------------
Total assets                                          563,221     27,567        60,149        419,307        35,277
---------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                        560         28            62            437            38
    Administrative charge                                  70          3             7             52             4
    Contract terminations                                 381         --            --             --            --
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                       1,011         31            69            489            42
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                              561,403     26,422        59,465        418,818        35,235
Net assets applicable to seed money                       807      1,114           615             --            --
---------------------------------------------------------------------------------------------------------------------
Total net assets                                     $562,210    $27,536       $60,080       $418,818       $35,235
---------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                  27,704      2,641         4,874         15,674         1,336
(2) Investments, at cost                             $578,853    $30,975       $59,573       $393,090       $29,062
---------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                           JANUS        JANUS        OPPEN     OPPEN     PUT VT
                                                           ASPEN        ASPEN      CAP APPR    HI INC   DIV INC,
DEC. 31, 2011 (CONTINUED)                                BAL, INST   WORLD, INST      VA         VA       CL IA
 ASSETS
Investments, at fair value(1),(2)                         $553,937     $129,008    $154,760   $12,611    $48,438
Dividends receivable                                            --           --          --        --         --
Accounts receivable from RiverSource Life of NY for
  contract purchase payments                                    --           --          --        --         --
Receivable for share redemptions                               665          151         179        15         56
----------------------------------------------------------------------------------------------------------------
Total assets                                               554,602      129,159     154,939    12,626     48,494
----------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                             594          134         159        13         49
    Administrative charge                                       71           16          19         2          6
    Contract terminations                                       --           --          --        --         --
----------------------------------------------------------------------------------------------------------------
Total liabilities                                              665          150         178        15         55
----------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                   553,937      129,009     154,761    12,611     48,439
Net assets applicable to seed money                             --           --          --        --         --
----------------------------------------------------------------------------------------------------------------
Total net assets                                          $553,937     $129,009    $154,761   $12,611    $48,439
----------------------------------------------------------------------------------------------------------------
(1) Investment shares                                       20,801        4,995       3,893     6,637      7,030
(2) Investments, at cost                                  $524,646     $179,990    $153,310   $51,575    $60,655
----------------------------------------------------------------------------------------------------------------




                                                         PUT VT      PUT VT       PUT VT       PUT VT      PUT VT
                                                        DIV INC,   GRO & INC,   GRO & INC,   HI YIELD,   HI YIELD,
DEC. 31, 2011 (CONTINUED)                                 CL IB       CL IA        CL IB       CL IA       CL IB
 ASSETS
Investments, at fair value(1),(2)                        $61,471     $55,440     $172,683     $64,290     $81,028
Dividends receivable                                          --          --           --          --          --
Accounts receivable from RiverSource Life of NY for
  contract purchase payments                                  --          --           --          --          --
Receivable for share redemptions                              72          64          205          74          94
------------------------------------------------------------------------------------------------------------------
Total assets                                              61,543      55,504      172,888      64,364      81,122
------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                            64          57          183          66          84
    Administrative charge                                      8           7           22           8          10
    Contract terminations                                     --          --           --          --          --
------------------------------------------------------------------------------------------------------------------
Total liabilities                                             72          64          205          74          94
------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation
  period                                                  61,471      55,440      172,275      64,290      81,028
Net assets applicable to seed money                           --          --          408          --          --
------------------------------------------------------------------------------------------------------------------
Total net assets                                         $61,471     $55,440     $172,683     $64,290     $81,028
------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                      8,935       3,607       11,286       9,726      12,352
(2) Investments, at cost                                 $74,455     $82,011     $253,448     $79,673     $95,571
------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                 ANNUITY - 2011 ANNUAL REPORT  3

STATEMENTS OF ASSETS AND LIABILITIES

                                                                            PUT VT      PUT VT
                                                                           MULTI-CAP   VOYAGER,
DEC. 31, 2011 (CONTINUED)                                                 GRO, CL IA     CL IB
 ASSETS
Investments, at fair value(1),(2)                                           $26,890    $134,286
Dividends receivable                                                             --          --
Accounts receivable from RiverSource Life of NY for contract purchase
  payments                                                                       --          --
Receivable for share redemptions                                                 31         162
-----------------------------------------------------------------------------------------------
Total assets                                                                 26,921     134,448
-----------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life of NY for:
    Mortality and expense risk fee                                               28         145
    Administrative charge                                                         3          17
    Contract terminations                                                        --          --
-----------------------------------------------------------------------------------------------
Total liabilities                                                                31         162
-----------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period                    26,890     134,286
Net assets applicable to seed money                                              --          --
-----------------------------------------------------------------------------------------------
Total net assets                                                            $26,890    $134,286
-----------------------------------------------------------------------------------------------
(1) Investment shares                                                         1,373       4,228
(2) Investments, at cost                                                    $34,692    $178,591
-----------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                      AC VP          AC VP         COL VP         COL VP         COL VP
                                                   INC & GRO,        VAL,           BAL,        CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2011                              CL I           CL I           CL 3           CL 3           CL 3
 INVESTMENT INCOME
Dividend income                                      $   922       $  1,001        $    --     $       115    $   62,834
Variable account expenses                                845            702          5,573          15,339        17,552
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           77            299         (5,573)        (15,224)       45,282
--------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                               16,802         21,869         43,719       1,353,957       622,858
    Cost of investments sold                          16,628         24,290         48,280       1,353,881       591,442
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments         174         (2,421)        (4,561)             76        31,416
Distributions from capital gains                          --             --             --              --            --
Net change in unrealized appreciation or
  depreciation of investments                            908          2,087         14,146             (72)       (7,854)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                         1,082           (334)         9,585               4        23,562
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    $ 1,159       $    (35)       $ 4,012     $   (15,220)   $   68,844
--------------------------------------------------------------------------------------------------------------------------



                                                    COL VP         COL VP       COL VP MID       INVESCO      INVESCO VI
                                                    DYN EQ,       INTL OPP,    CAP GRO OPP,    VI CORE EQ,     INTL GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                 CL 3           CL 3           CL 3           SER I          SER I
 INVESTMENT INCOME
Dividend income                                     $    --        $   426       $     --        $ 4,492        $   629
Variable account expenses                             7,951            431            974          6,604            563
-------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (7,951)            (5)          (974)        (2,112)            66
-------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                              72,539          1,337          3,022         51,742          3,782
    Cost of investments sold                         73,538          1,435          2,846         47,630          2,920
-------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                          (999)           (98)           176          4,112            862
Distributions from capital gains                         --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                        32,107         (4,345)       (11,210)        (8,134)        (4,056)
-------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       31,108         (4,443)       (11,034)        (4,022)        (3,194)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   $23,157        $(4,448)      $(12,008)       $(6,134)       $(3,128)
-------------------------------------------------------------------------------------------------------------------------



                                                      JANUS          JANUS          OPPEN          OPPEN         PUT VT
                                                      ASPEN          ASPEN        CAP APPR        HI INC        DIV INC,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                BAL, INST     WORLD, INST        VA             VA            CL IA
 INVESTMENT INCOME
Dividend income                                     $ 16,284       $    884        $   648       $  1,297        $ 5,298
Variable account expenses                              9,576          2,130          2,479            200            736
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        6,708         (1,246)        (1,831)         1,097          4,562
--------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                              208,626          8,893         26,918          3,641          4,333
    Cost of investments sold                         192,626         11,612         26,386         14,380          5,153
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments      16,000         (2,719)           532        (10,739)          (820)
Distributions from capital gains                      36,301             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                        (57,711)       (19,551)        (3,031)         9,129         (5,946)
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        (5,410)       (22,270)        (2,499)        (1,610)        (6,766)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   $  1,298       $(23,516)       $(4,330)      $   (513)       $(2,204)
--------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                 ANNUITY - 2011 ANNUAL REPORT  5

STATEMENTS OF OPERATIONS

                                                           PUT VT         PUT VT         PUT VT         PUT VT         PUT VT
                                                          DIV INC,      GRO & INC,     GRO & INC,      HI YIELD,      HI YIELD,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                        CL IB          CL IA          CL IB          CL IA          CL IB
 INVESTMENT INCOME
Dividend income                                            $ 6,626        $   979       $  2,462        $5,369         $6,477
Variable account expenses                                      959            899          2,786           942          1,180
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              5,667             80           (324)        4,427          5,297
--------------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                      5,272          8,923         27,419         5,174          3,921
    Cost of investments sold                                 6,326         12,989         39,355         6,390          4,613
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments            (1,054)        (4,066)       (11,936)       (1,216)          (692)
Distributions from capital gains                                --             --             --            --             --
Net change in unrealized appreciation or depreciation
  of investments                                            (7,719)           239             25        (2,921)        (4,324)
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                              (8,773)        (3,827)       (11,911)       (4,137)        (5,016)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                               $(3,106)       $(3,747)      $(12,235)       $  290         $  281
--------------------------------------------------------------------------------------------------------------------------------




                                                                             PUT VT         PUT VT
                                                                            MULTI-CAP      VOYAGER,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                       GRO, CL IA        CL IB
 INVESTMENT INCOME
Dividend income                                                              $   117       $     --
Variable account expenses                                                        416          2,473
-----------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                 (299)        (2,473)
-----------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                        2,245         27,566
    Cost of investments sold                                                   2,868         35,091
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                                (623)        (7,525)
Distributions from capital gains                                                  --             --
Net change in unrealized appreciation or depreciation of investments            (966)       (26,154)
-----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                (1,589)       (33,679)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              $(1,888)      $(36,152)
-----------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                           AC VP          AC VP         COL VP         COL VP         COL VP
                                                        INC & GRO,        VAL,           BAL,        CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2011                                   CL I           CL I           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                          $     77       $    299       $ (5,573)     $   (15,224)   $   45,282
Net realized gain (loss) on sales of investments              174         (2,421)        (4,561)              76        31,416
Distributions from capital gains                               --             --             --               --            --
Net change in unrealized appreciation or depreciation
  of investments                                              908          2,087         14,146              (72)       (7,854)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                1,159            (35)         4,012          (15,220)       68,844
-------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                     --             --             --            2,310        10,016
Net transfers(1)                                             (604)          (422)          (860)       1,173,199      (247,269)
Contract terminations:
    Surrender benefits and contract charges               (15,352)       (20,746)       (37,231)      (1,246,785)     (242,077)
    Death benefits                                             --             --             --               --       (77,810)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions            (15,956)       (21,168)       (38,091)         (71,276)     (557,140)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            66,796         69,462        406,761        1,051,720     1,580,153
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                $ 51,999       $ 48,259       $372,682      $   965,224    $1,091,857
-------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     58,491         41,243        328,701          982,996     1,239,354
Contract purchase payments                                     --             --             --               --         6,924
Net transfers(1)                                             (523)          (254)          (691)       1,121,509      (194,493)
Contract terminations:
    Surrender benefits and contract charges               (13,187)       (12,222)       (29,730)      (1,193,599)     (186,503)
    Death benefits                                             --             --             --               --       (60,142)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           44,781         28,767        298,280          910,906       805,140
-------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.


                                                        COL VP         COL VP       COL VP MID       INVESCO      INVESCO VI
                                                        DYN EQ,       INTL OPP,    CAP GRO OPP,    VI CORE EQ,     INTL GRO,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                     CL 3           CL 3           CL 3           SER I          SER I
 OPERATIONS
Investment income (loss) -- net                        $ (7,951)       $    (5)      $   (974)      $ (2,112)       $    66
Net realized gain (loss) on sales of investments           (999)           (98)           176          4,112            862
Distributions from capital gains                             --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                            32,107         (4,345)       (11,210)        (8,134)        (4,056)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        23,157         (4,448)       (12,008)        (6,134)        (3,128)
-----------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  527             90             --             --             --
Net transfers(1)                                        (32,002)          (463)          (476)       (13,235)          (555)
Contract terminations:
    Surrender benefits and contract charges             (24,152)          (436)        (1,553)       (31,085)        (2,665)
    Death benefits                                       (2,738)            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (58,365)          (809)        (2,029)       (44,320)        (3,220)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         597,418         32,793         74,117        469,272         41,583
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $562,210        $27,536       $ 60,080       $418,818        $35,235
-----------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
                                                       --------        -------       --------       --------        -------
Units outstanding at beginning of year                  593,919         25,494         62,716        365,309         25,511
Contract purchase payments                                  470             --             --             --             --
Net transfers(1)                                        (29,921)          (415)          (470)       (10,508)          (366)
Contract terminations:
    Surrender benefits and contract charges             (23,770)          (409)        (1,568)       (23,971)        (1,638)
    Death benefits                                       (2,608)            --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        538,090         24,670         60,678        330,830         23,507
-----------------------------------------------------------------------------------------------------------------------------



(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                 ANNUITY - 2011 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                            JANUS          JANUS          OPPEN          OPPEN         PUT VT
                                                            ASPEN          ASPEN        CAP APPR        HI INC        DIV INC,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                      BAL, INST     WORLD, INST        VA             VA            CL IA
 OPERATIONS
Investment income (loss) -- net                           $   6,708      $ (1,246)      $ (1,831)      $  1,097        $ 4,562
Net realized gain (loss) on sales of investments             16,000        (2,719)           532        (10,739)          (820)
Distributions from capital gains                             36,301            --             --             --             --
Net change in unrealized appreciation or depreciation
  of investments                                            (57,711)      (19,551)        (3,031)         9,129         (5,946)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  1,298       (23,516)        (4,330)          (513)        (2,204)
--------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                       --            --             --             --             --
Net transfers(1)                                            (55,607)         (391)       (10,954)          (352)            --
Contract terminations:
    Surrender benefits and contract charges                (115,430)       (6,763)       (10,752)        (3,089)        (3,597)
    Death benefits                                          (28,920)           --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (199,957)       (7,154)       (21,706)        (3,441)        (3,597)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             752,596       159,679        180,797         16,565         54,240
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 553,937      $129,009       $154,761       $ 12,611        $48,439
--------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
                                                          ---------      --------       --------       --------        -------
Units outstanding at beginning of year                      371,867       133,444        133,059         40,517         31,730
Contract purchase payments                                       --            --             --             --             --
Net transfers(1)                                            (27,867)         (373)        (8,436)          (900)            --
Contract terminations:
    Surrender benefits and contract charges                 (57,115)       (6,322)        (7,780)        (7,588)        (2,099)
    Death benefits                                          (13,799)           --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            273,086       126,749        116,843         32,029         29,631
--------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.


                                                           PUT VT         PUT VT         PUT VT         PUT VT         PUT VT
                                                          DIV INC,      GRO & INC,     GRO & INC,      HI YIELD,      HI YIELD,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                        CL IB          CL IA          CL IB          CL IA          CL IB
 OPERATIONS
Investment income (loss) -- net                            $ 5,667        $    80       $   (324)       $ 4,427        $ 5,297
Net realized gain (loss) on sales of investments            (1,054)        (4,066)       (11,936)        (1,216)          (692)
Distributions from capital gains                                --             --             --             --             --
Net change in unrealized appreciation or depreciation
  of investments                                            (7,719)           239             25         (2,921)        (4,324)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                (3,106)        (3,747)       (12,235)           290            281
--------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                      --             --             75             --             --
Net transfers(1)                                            (3,054)            --           (245)            --         (1,575)
Contract terminations:
    Surrender benefits and contract charges                 (1,259)        (8,024)       (19,078)        (4,232)        (1,166)
    Death benefits                                              --             --         (5,001)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (4,313)        (8,024)       (24,249)        (4,232)        (2,741)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             68,890         67,211        209,167         68,232         83,488
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $61,471        $55,440       $172,683        $64,290        $81,028
--------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      39,466         52,005        184,186         40,206         46,041
Contract purchase payments                                      --             --             --             --             --
Net transfers(1)                                            (1,836)            --           (306)            --           (874)
Contract terminations:
    Surrender benefits and contract charges                   (750)        (6,482)       (18,717)        (2,486)          (635)
    Death benefits                                              --             --         (3,356)            --             --
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            36,880         45,523        161,807         37,720         44,532
--------------------------------------------------------------------------------------------------------------------------------



(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             PUT VT         PUT VT
                                                                            MULTI-CAP      VOYAGER,
YEAR ENDED DEC. 31, 2011 (CONTINUED)                                       GRO, CL IA        CL IB
 OPERATIONS
Investment income (loss) -- net                                              $  (299)      $ (2,473)
Net realized gain (loss) on sales of investments                                (623)        (7,525)
Distributions from capital gains                                                  --             --
Net change in unrealized appreciation or depreciation of investments            (966)       (26,154)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               (1,888)       (36,152)
-----------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                        --             --
Net transfers(1)                                                                  --        (10,591)
Contract terminations:
    Surrender benefits and contract charges                                   (1,829)       (13,995)
    Death benefits                                                                --             --
-----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                (1,829)       (24,586)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of year                                               30,607        195,024
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $26,890       $134,286
-----------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                        25,166        136,808
Contract purchase payments                                                        --             --
Net transfers(1)                                                                  --         (8,850)
Contract terminations:
    Surrender benefits and contract charges                                   (1,595)       (11,676)
    Death benefits                                                                --             --
-----------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              23,571        116,282
-----------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                 ANNUITY - 2011 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                           AC VP          AC VP         COL VP         COL VP         COL VP
                                                        INC & GRO,        VAL,           BAL,        CASH MGMT,      DIV BOND,
YEAR ENDED DEC. 31, 2010                                   CL I           CL I           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                           $    84        $   535       $ (5,307)     $  (20,043)    $    46,794
Net realized gain (loss) on sales of investments           (1,079)        (1,417)        (9,004)            329         452,851
Net change in unrealized appreciation or depreciation
  of investments                                            8,307          8,526         55,129            (321)       (177,426)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                7,312          7,644         40,818         (20,035)        322,219
-------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                     --             --             --          85,447         420,015
Net transfers(1)                                            6,162             --         16,007        (675,074)     (6,196,293)
Contract terminations:
    Surrender benefits and contract charges                (9,513)        (5,892)       (14,312)       (262,726)       (383,687)
    Death benefits                                           (458)          (502)       (17,108)        (28,528)        (53,268)
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (3,809)        (6,394)       (15,413)       (880,881)     (6,213,233)
-------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            63,293         68,212        381,356       1,952,636       7,471,167
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $66,796        $69,462       $406,761      $1,051,720     $ 1,580,153
-------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     62,385         45,298        341,960       1,836,638       6,438,816
Contract purchase payments                                     --             --             --          67,241         361,232
Net transfers(1)                                            5,608             --         14,370        (651,539)     (5,203,143)
Contract terminations:
    Surrender benefits and contract charges                (9,053)        (3,722)       (12,534)       (243,753)       (314,386)
    Death benefits                                           (449)          (333)       (15,095)        (25,591)        (43,165)
-------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           58,491         41,243        328,701         982,996       1,239,354
-------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.


                                                        COL VP         COL VP       COL VP MID       INVESCO      INVESCO VI
                                                        DYN EQ,       INTL OPP,    CAP GRO OPP,    VI CORE EQ,     INTL GRO,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                     CL 3           CL 3           CL 3           SER I          SER I
 OPERATIONS
Investment income (loss) -- net                        $ (7,478)       $    19       $   (958)      $ (1,865)      $    311
Net realized gain (loss) on sales of investments        (16,993)          (801)          (283)           540          2,380
Net change in unrealized appreciation or
  depreciation of investments                           108,874          4,372         16,212         36,881          1,449
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        84,403          3,590         14,971         35,556          4,140
-----------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                  828            300             --             --             --
Net transfers(1)                                         (5,546)            (7)           972          1,107             --
Contract terminations:
    Surrender benefits and contract charges             (32,331)        (6,461)        (8,150)       (31,337)       (10,891)
    Death benefits                                       (8,872)        (1,295)        (4,706)        (1,117)        (2,473)
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions          (45,921)        (7,463)       (11,884)       (31,347)       (13,364)
-----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                         558,936         36,666         71,030        465,063         50,807
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                              $597,418        $32,793       $ 74,117       $469,272       $ 41,583
-----------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                  643,448         32,530         74,969        391,114         34,689
Contract purchase payments                                  850             --             --             --             --
Net transfers(1)                                         (4,443)            --            305            926             --
Contract terminations:
    Surrender benefits and contract charges             (35,789)        (5,810)        (7,894)       (25,778)        (7,450)
    Death benefits                                      (10,147)        (1,226)        (4,664)          (953)        (1,728)
-----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                        593,919         25,494         62,716        365,309         25,511
-----------------------------------------------------------------------------------------------------------------------------



(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                            JANUS          JANUS          OPPEN          OPPEN         PUT VT
                                                            ASPEN          ASPEN        CAP APPR        HI INC        DIV INC,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                      BAL, INST     WORLD, INST        VA             VA            CL IA
 OPERATIONS
Investment income (loss) -- net                           $  11,483      $ (1,214)      $ (2,126)      $    913       $  6,689
Net realized gain (loss) on sales of investments             10,587        (8,797)          (843)       (12,314)        (1,283)
Net change in unrealized appreciation or depreciation
  of investments                                             29,964        30,545         16,566         13,514            517
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 52,034        20,534         13,597          2,113          5,923
--------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                       --            --             --             --             --
Net transfers(1)                                              7,646         2,520          5,557             --             --
Contract terminations:
    Surrender benefits and contract charges                (101,347)      (23,970)       (19,087)        (3,387)        (2,065)
    Death benefits                                             (488)         (477)          (461)          (191)       (10,204)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              (94,189)      (21,927)       (13,991)        (3,578)       (12,269)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             794,751       161,072        181,191         18,030         60,586
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 752,596      $159,679       $180,797       $ 16,565       $ 54,240
--------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      419,711       153,755        143,879         49,928         39,500
Contract purchase payments                                       --            --             --             --             --
Net transfers(1)                                              3,883         2,261          4,375             --             --
Contract terminations:
    Surrender benefits and contract charges                 (51,467)      (22,097)       (14,807)        (8,893)        (1,281)
    Death benefits                                             (260)         (475)          (388)          (518)        (6,489)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            371,867       133,444        133,059         40,517         31,730
--------------------------------------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.


                                                           PUT VT         PUT VT         PUT VT         PUT VT         PUT VT
                                                          DIV INC,      GRO & INC,     GRO & INC,      HI YIELD,      HI YIELD,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                        CL IB          CL IA          CL IB          CL IA          CL IB
 OPERATIONS
Investment income (loss) -- net                           $ 11,147       $    258       $    516       $  3,894       $  5,359
Net realized gain (loss) on sales of investments            (4,055)        (9,563)       (16,513)        (3,295)        (2,778)
Net change in unrealized appreciation or depreciation
  of investments                                             1,258         17,174         39,805          7,599          7,320
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                 8,350          7,869         23,808          8,198          9,901
--------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                      --             --             --             --             --
Net transfers(1)                                                --          3,116        (10,613)            --             --
Contract terminations:
    Surrender benefits and contract charges                (37,227)        (9,102)       (17,718)        (1,668)       (11,976)
    Death benefits                                          (1,593)        (6,082)          (436)       (11,031)          (827)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (38,820)       (12,068)       (28,767)       (12,699)       (12,803)
--------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                             99,360         71,410        214,126         72,733         86,390
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 68,890       $ 67,211       $209,167       $ 68,232       $ 83,488
--------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      63,233         62,502        210,211         48,407         53,576
Contract purchase payments                                      --             --             --             --             --
Net transfers(1)                                                --          2,733         (8,412)            --             --
Contract terminations:
    Surrender benefits and contract charges                (22,799)        (8,077)       (17,164)        (1,056)        (7,035)
    Death benefits                                            (968)        (5,153)          (449)        (7,145)          (500)
--------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            39,466         52,005        184,186         40,206         46,041
--------------------------------------------------------------------------------------------------------------------------------



(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             PUT VT         PUT VT
                                                                            MULTI-CAP      VOYAGER,
YEAR ENDED DEC. 31, 2010 (CONTINUED)                                       GRO, CL IA        CL IB
 OPERATIONS
Investment income (loss) -- net                                              $  (231)      $   (161)
Net realized gain (loss) on sales of investments                              (3,181)        (9,042)
Net change in unrealized appreciation or depreciation of investments           8,211         44,036
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                4,799         34,833
-----------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                                        --             --
Net transfers(1)                                                                  --            568
Contract terminations:
    Surrender benefits and contract charges                                   (3,243)       (41,789)
    Death benefits                                                            (3,619)          (590)
-----------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                                (6,862)       (41,811)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of year                                               32,670        202,002
-----------------------------------------------------------------------------------------------------
Net assets at end of year                                                    $30,607       $195,024
-----------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                        31,752        168,795
Contract purchase payments                                                        --             --
Net transfers(1)                                                                  --            453
Contract terminations:
    Surrender benefits and contract charges                                   (3,173)       (31,955)
    Death benefits                                                            (3,413)          (485)
-----------------------------------------------------------------------------------------------------
Units outstanding at end of year                                              25,166        136,808
-----------------------------------------------------------------------------------------------------


(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life of NY's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource of New York Variable Annuity Account 2 (the Account) was established under New York law as a segregated asset account of RiverSource Life Insurance Co. of New York (RiverSource Life of NY). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exists in accordance with the rules and regulations of the New York State Department of Financial Services.

The Account is used as a funding vehicle for RiverSource(R) Personal Portfolio Plus(2) Variable Annuity and RiverSource(R) Personal Portfolio Variable Annuity (Portfolio Plus-NY) contracts issued by RiverSource Life of NY.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Portfolio Plus-NY contracts and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Portfolio Plus-NY contracts. Each division is comprised of subaccounts. Individual variable annuity accounts invest in subaccounts. These financial statements are of Divisions of the Account offered through Portfolio Plus-NY.

DIVISION                           FUND
--------------------------------------------------------------------------------------------------------------
AC VP Inc & Gro, Cl I              American Century VP Income & Growth, Class I
AC VP Val, Cl I                    American Century VP Value, Class I
Col VP Bal, Cl 3                   Columbia Variable Portfolio - Balanced Fund (Class 3)
Col VP Cash Mgmt, Cl 3             Columbia Variable Portfolio - Cash Management Fund (Class 3)
Col VP Div Bond, Cl 3              Columbia Variable Portfolio - Diversified Bond Fund (Class 3)
Col VP Dyn Eq, Cl 3                Columbia Variable Portfolio - Dynamic Equity Fund (Class 3)
Col VP Intl Opp, Cl 3              Columbia Variable Portfolio - International Opportunity Fund (Class 3)
Col VP Mid Cap Gro Opp, Cl 3       Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 3)
Invesco VI Core Eq, Ser I          Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Intl Gro, Ser I         Invesco V.I. International Growth Fund, Series I Shares
Janus Aspen Bal, Inst              Janus Aspen Series Balanced Portfolio: Institutional Shares
Janus Aspen World, Inst            Janus Aspen Series Worldwide Portfolio: Institutional Shares
Oppen Cap Appr VA                  Oppenheimer Capital Appreciation Fund/VA
Oppen Hi Inc VA                    Oppenheimer High Income Fund/VA
Put VT Div Inc, Cl IA              Putnam VT Diversified Income Fund - Class IA Shares
Put VT Div Inc, Cl IB              Putnam VT Diversified Income Fund - Class IB Shares
Put VT Gro & Inc, Cl IA            Putnam VT Growth and Income Fund - Class IA Shares
Put VT Gro & Inc, Cl IB            Putnam VT Growth and Income Fund - Class IB Shares
Put VT Hi Yield, Cl IA             Putnam VT High Yield Fund - Class IA Shares
Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class IB Shares
Put VT Multi-Cap Gro, Cl IA        Putnam VT Multi-Cap Growth Fund - Class IA Shares
Put VT Voyager, Cl IB              Putnam VT Voyager Fund - Class IB Shares
--------------------------------------------------------------------------------------------------------------


The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life of NY.

RiverSource Life of NY serves as issuer of the contract.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 -- Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  13

     Level 2 -- Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 -- Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds. There were no transfers between levels in the periods ended Dec. 31, 2011.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate would be 5%, as regulated by the laws of the state. The mortality risk is fully borne by RiverSource Life of NY and may result in additional amounts being transferred into the variable annuity account by RiverSource Life of NY to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life of NY is taxed as a life insurance company. The Account is treated as part of RiverSource Life of NY for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life of NY will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through April 20, 2012. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
For Portfolio Plus-NY contracts, RiverSource Life of NY deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

For Portfolio Plus-NY contracts, RiverSource Life of NY also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life of NY such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses. The financial statements include other subaccounts that are not offered through Portfolio Plus-NY contracts.

4. CONTRACT CHARGES
RiverSource Life of NY deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life of NY for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

5. WITHDRAWAL CHARGES
RiverSource Life of NY may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life of NY. Charges by RiverSource Life of NY for withdrawals are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
RiverSource Life of NY is a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).


--------------------------------------------------------------------------------
14 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

On May 1, 2010, Ameriprise Financial announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America (the Columbia Transaction). In connection with the Columbia Transaction, effective May 1, 2010, certain Fund's investment manager, RiverSource Investments, LLC, a wholly owned subsidiary of Ameriprise Financial, changed its name to Columbia Management Investment Advisers, LLC. Certain divisions invest in Funds managed by Columbia Management Investment Advisers, LLC and Columbia Wanger Asset Management, LLC, both affiliates of Ameriprise Financial.

The following table reflects fees paid by certain funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund's Annual Report.

FEE AGREEMENT:                                                 FEES PAID TO:
---------------------------------------------------------------------------------------------------------------------
Investment Management Services Agreement                       Columbia Management Investment Advisers, LLC
---------------------------------------------------------------------------------------------------------------------
Administrative Services Agreement                              Columbia Management Investment Advisers, LLC
---------------------------------------------------------------------------------------------------------------------
Transfer Agency and Servicing Agreement                        Columbia Management Investment Services Corp.
---------------------------------------------------------------------------------------------------------------------
Plan and Agreement of Distribution Pursuant to Rule 12b-1      Columbia Management Investment Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------



7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2011 were as follows:

DIVISION                                                                        PURCHASES
------------------------------------------------------------------------------------------
AC VP Inc & Gro, Cl I                                                           $      923
AC VP Val, Cl I                                                                      1,000
Col VP Bal, Cl 3                                                                        --
Col VP Cash Mgmt, Cl 3                                                           1,267,573
Col VP Div Bond, Cl 3                                                              110,145
Col VP Dyn Eq, Cl 3                                                                  6,557
Col VP Intl Opp, Cl 3                                                                  516
Col VP Mid Cap Gro Opp, Cl 3                                                            --
Invesco VI Core Eq, Ser I                                                            5,310
Invesco VI Intl Gro, Ser I                                                             629
Janus Aspen Bal, Inst                                                               51,678
Janus Aspen World, Inst                                                                493
Oppen Cap Appr VA                                                                    3,380
Oppen Hi Inc VA                                                                      1,297
Put VT Div Inc, Cl IA                                                                5,298
Put VT Div Inc, Cl IB                                                                6,626
Put VT Gro & Inc, Cl IA                                                                979
Put VT Gro & Inc, Cl IB                                                              2,846
Put VT Hi Yield, Cl IA                                                               5,369
Put VT Hi Yield, Cl IB                                                               6,477
Put VT Multi-Cap Gro, Cl IA                                                            117
Put VT Voyager, Cl IB                                                                  507
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  15

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2011:

                                                 AC VP             AC VP            COL VP            COL VP            COL VP
                                              INC & GRO,           VAL,              BAL,           CASH MGMT,         DIV BOND,
SUBACCOUNT                                       CL I              CL I              CL 3              CL 3              CL 3
                                           ----------------------------------------------------------------------------------------
1.00%                                            $  --             $  --             $  --             $1.06             $1.35
1.05%                                               --                --                --              1.04              1.29
1.10%                                               --                --                --              1.05              1.35
1.15%                                               --                --                --              1.06              1.29
1.20%                                               --                --                --              1.03              1.28
1.25%                                               --                --                --              1.04              1.32
1.30%                                               --                --                --              1.04              1.32
1.35%                                               --                --                --              1.03              1.31
1.40%                                             1.16              1.68              1.25              1.10              1.50
1.45%                                               --                --                --              0.98              1.07
1.50%                                               --                --                --              1.04              1.26
1.55%                                               --                --                --              1.01              1.29
1.65%                                               --                --                --              1.01              1.28
1.70%                                               --                --                --              1.02              1.24
1.80%                                               --                --                --              0.96              1.17
1.90%                                               --                --                --              0.95              1.16
1.95%                                               --                --                --              0.97              1.06
2.00%                                               --                --                --              0.95              1.16
2.05%                                               --                --                --              0.97              1.06
-----------------------------------------------------------------------------------------------------------------------------------

                                                COL VP            COL VP            COL VP            INVESCO           INVESCO
                                                DYN EQ,          INTL OPP,     MID CAP GRO OPP,     VI CORE EQ,      VI INTL GRO,
SUBACCOUNT                                       CL 3              CL 3              CL 3              SER I             SER I
                                           ----------------------------------------------------------------------------------------
1.00%                                            $0.94             $1.04             $  --             $  --             $  --
1.05%                                             0.99              0.96              1.09                --                --
1.10%                                             0.94                --                --                --                --
1.15%                                             1.06              1.18              1.16                --                --
1.20%                                             0.98              0.95              1.09                --                --
1.25%                                             0.93              0.95              1.08                --                --
1.30%                                             1.05              1.17              1.15                --                --
1.35%                                             1.05              1.16              1.14                --                --
1.40%                                             1.03              1.07              0.98              1.27              1.50
1.45%                                             1.25              1.03                --                --                --
1.50%                                             1.04              1.15              1.13                --                --
1.55%                                             1.03              1.15              1.13                --                --
1.65%                                             0.91                --                --                --                --
1.70%                                             1.02              1.13              1.12                --                --
1.80%                                             0.78              0.70                --                --                --
1.90%                                             0.78              0.70                --                --                --
1.95%                                             1.24              1.02                --                --                --
2.00%                                             0.78              0.70                --                --                --
2.05%                                             1.24              1.02                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
16 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

                                                 JANUS             JANUS             OPPEN             OPPEN            PUT VT
                                              ASPEN BAL,          ASPEN            CAP APPR           HI INC           DIV INC,
SUBACCOUNT                                       INST           WORLD, INST           VA                VA               CL IA
                                           ----------------------------------------------------------------------------------------
1.00%                                            $  --             $  --             $  --             $  --             $  --
1.05%                                               --                --                --                --                --
1.10%                                               --                --                --                --                --
1.15%                                               --                --                --                --                --
1.20%                                               --                --                --                --                --
1.25%                                               --                --                --                --                --
1.30%                                               --                --                --                --                --
1.35%                                               --                --                --                --                --
1.40%                                             2.03              1.02              1.32              0.39              1.63
1.45%                                               --                --                --                --                --
1.50%                                               --                --                --                --                --
1.55%                                               --                --                --                --                --
1.65%                                               --                --                --                --                --
1.70%                                               --                --                --                --                --
1.80%                                               --                --                --                --                --
1.90%                                               --                --                --                --                --
1.95%                                               --                --                --                --                --
2.00%                                               --                --                --                --                --
2.05%                                               --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------

                                                PUT VT            PUT VT            PUT VT            PUT VT            PUT VT
                                               DIV INC,         GRO & INC,        GRO & INC,         HI YIELD,         HI YIELD,
SUBACCOUNT                                       CL IB             CL IA             CL IB             CL IA             CL IB
                                           ----------------------------------------------------------------------------------------
1.00%                                            $  --             $  --             $1.37             $  --             $  --
1.05%                                               --                --                --                --                --
1.10%                                               --                --              1.36                --                --
1.15%                                               --                --                --                --                --
1.20%                                               --                --                --                --                --
1.25%                                               --                --              1.34                --                --
1.30%                                               --                --              1.33                --                --
1.35%                                               --                --              1.33                --                --
1.40%                                             1.67              1.22              1.03              1.70              1.82
1.45%                                               --                --                --                --                --
1.50%                                               --                --                --                --                --
1.55%                                               --                --              1.30                --                --
1.65%                                               --                --              1.29                --                --
1.70%                                               --                --                --                --                --
1.80%                                               --                --                --                --                --
1.90%                                               --                --                --                --                --
1.95%                                               --                --                --                --                --
2.00%                                               --                --                --                --                --
2.05%                                               --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  17

                                                                          PUT VT            PUT VT
                                                                         MULTI-CAP         VOYAGER,
SUBACCOUNT                                                              GRO, CL IA           CL IB
                                                                     ----------------------------------
1.00%                                                                      $  --             $  --
1.05%                                                                         --                --
1.10%                                                                         --                --
1.15%                                                                         --                --
1.20%                                                                         --                --
1.25%                                                                         --                --
1.30%                                                                         --                --
1.35%                                                                         --                --
1.40%                                                                       1.14              1.15
1.45%                                                                         --                --
1.50%                                                                         --                --
1.55%                                                                         --                --
1.65%                                                                         --                --
1.70%                                                                         --                --
1.80%                                                                         --                --
1.90%                                                                         --                --
1.95%                                                                         --                --
2.00%                                                                         --                --
2.05%                                                                         --                --
-------------------------------------------------------------------------------------------------------


The following is a summary of units outstanding at Dec. 31, 2011:

                                                 AC VP             AC VP            COL VP            COL VP            COL VP
                                              INC & GRO,           VAL,              BAL,           CASH MGMT,         DIV BOND,
SUBACCOUNT                                       CL I              CL I              CL 3              CL 3              CL 3
                                           ----------------------------------------------------------------------------------------
1.00%                                                --                --                --             4,763             6,873
1.05%                                                --                --                --           412,317             4,564
1.10%                                                --                --                --                --           197,745
1.15%                                                --                --                --            11,502            42,447
1.20%                                                --                --                --                --                --
1.25%                                                --                --                --             1,360           134,441
1.30%                                                --                --                --            20,216            23,893
1.35%                                                --                --                --           103,061           157,790
1.40%                                            44,781            28,767           298,280           197,126           150,651
1.45%                                                --                --                --                --                --
1.50%                                                --                --                --             5,014            57,036
1.55%                                                --                --                --             1,046                --
1.65%                                                --                --                --                --            25,399
1.70%                                                --                --                --               856             4,301
1.80%                                                --                --                --           153,645                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                            44,781            28,767           298,280           910,906           805,140
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
18 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

                                                COL VP            COL VP          COL VP MID          INVESCO           INVESCO
                                                DYN EQ,          INTL OPP,       CAP GRO OPP,       VI CORE EQ,      VI INTL GRO,
SUBACCOUNT                                       CL 3              CL 3              CL 3              SER I             SER I
                                           ----------------------------------------------------------------------------------------
1.00%                                                --                --                --                --                --
1.05%                                                --                --                --                --                --
1.10%                                                --                --                --                --                --
1.15%                                            76,461                --                --                --                --
1.20%                                                --                --                --                --                --
1.25%                                                --                --                --                --                --
1.30%                                            63,014                --                --                --                --
1.35%                                           202,277                --                --                --                --
1.40%                                            95,242            24,670            60,678           330,830            23,507
1.45%                                                --                --                --                --                --
1.50%                                            91,907                --                --                --                --
1.55%                                             7,868                --                --                --                --
1.65%                                                --                --                --                --                --
1.70%                                             1,321                --                --                --                --
1.80%                                                --                --                --                --                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                           538,090            24,670            60,678           330,830            23,507
-----------------------------------------------------------------------------------------------------------------------------------

                                                 JANUS             JANUS             OPPEN             OPPEN            PUT VT
                                              ASPEN BAL,           ASPEN           CAP APPR           HI INC           DIV INC,
SUBACCOUNT                                       INST           WORLD, INST           VA                VA               CL IA
                                           ----------------------------------------------------------------------------------------
1.00%                                                --                --                --                --                --
1.05%                                                --                --                --                --                --
1.10%                                                --                --                --                --                --
1.15%                                                --                --                --                --                --
1.20%                                                --                --                --                --                --
1.25%                                                --                --                --                --                --
1.30%                                                --                --                --                --                --
1.35%                                                --                --                --                --                --
1.40%                                           273,086           126,749           116,843            32,029            29,631
1.45%                                                --                --                --                --                --
1.50%                                                --                --                --                --                --
1.55%                                                --                --                --                --                --
1.65%                                                --                --                --                --                --
1.70%                                                --                --                --                --                --
1.80%                                                --                --                --                --                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                           273,086           126,749           116,843            32,029            29,631
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  19

                                                PUT VT            PUT VT            PUT VT            PUT VT            PUT VT
                                               DIV INC,         GRO & INC,        GRO & INC,         HI YIELD,         HI YIELD,
SUBACCOUNT                                       CL IB             CL IA             CL IB             CL IA             CL IB
                                           ----------------------------------------------------------------------------------------
1.00%                                                --                --             1,948                --                --
1.05%                                                --                --                --                --                --
1.10%                                                --                --                --                --                --
1.15%                                                --                --                --                --                --
1.20%                                                --                --                --                --                --
1.25%                                                --                --                --                --                --
1.30%                                                --                --                --                --                --
1.35%                                                --                --            15,119                --                --
1.40%                                            36,880            45,523           144,740            37,720            44,532
1.45%                                                --                --                --                --                --
1.50%                                                --                --                --                --                --
1.55%                                                --                --                --                --                --
1.65%                                                --                --                --                --                --
1.70%                                                --                --                --                --                --
1.80%                                                --                --                --                --                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                            36,880            45,523           161,807            37,720            44,532
-----------------------------------------------------------------------------------------------------------------------------------



                                                                          PUT VT            PUT VT
                                                                         MULTI-CAP         VOYAGER,
SUBACCOUNT                                                              GRO, CL IA           CL IB
                                                                     ----------------------------------
1.00%                                                                         --                 --
1.05%                                                                         --                 --
1.10%                                                                         --                 --
1.15%                                                                         --                 --
1.20%                                                                         --                 --
1.25%                                                                         --                 --
1.30%                                                                         --                 --
1.35%                                                                         --                 --
1.40%                                                                     23,571            116,282
1.45%                                                                         --                 --
1.50%                                                                         --                 --
1.55%                                                                         --                 --
1.65%                                                                         --                 --
1.70%                                                                         --                 --
1.80%                                                                         --                 --
1.90%                                                                         --                 --
1.95%                                                                         --                 --
2.00%                                                                         --                 --
2.05%                                                                         --                 --
-------------------------------------------------------------------------------------------------------
Total                                                                     23,571            116,282
-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
20 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

The following is a summary of net assets at Dec. 31, 2011:

                                                 AC VP             AC VP                              COL VP            COL VP
                                              INC & GRO,           VAL,           COL VP BAL,       CASH MGMT,         DIV BOND,
SUBACCOUNT                                       CL I              CL I              CL 3              CL 3              CL 3
                                           ----------------------------------------------------------------------------------------
1.00%                                          $     --           $    --          $     --          $  5,057         $    9,281
1.05%                                                --                --                --           428,079              5,885
1.10%                                                --                --                --             2,015            266,006
1.15%                                                --                --                --            12,216             54,569
1.20%                                                --                --                --             2,065                162
1.25%                                                --                --                --             2,199            177,722
1.30%                                                --                --                --            20,953             31,446
1.35%                                                --                --                --           106,410            206,943
1.40%                                            51,999            48,259           372,682           217,678            225,519
1.45%                                                --                --                --             2,037                 80
1.50%                                                --                --                --             5,197             71,577
1.55%                                                --                --                --             2,019                 82
1.65%                                                --                --                --             2,042             32,368
1.70%                                                --                --                --             2,002              5,329
1.80%                                                --                --                --           147,177              2,334
1.90%                                                --                --                --             2,037                 82
1.95%                                                --                --                --             2,023                 79
2.00%                                                --                --                --             1,997              2,314
2.05%                                                --                --                --             2,021                 79
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          $ 51,999           $48,259          $372,682          $965,224         $1,091,857
-----------------------------------------------------------------------------------------------------------------------------------

                                                COL VP            COL VP          COL VP MID          INVESCO           INVESCO
                                                DYN EQ,          INTL OPP,       CAP GRO OPP,       VI CORE EQ,      VI INTL GRO,
SUBACCOUNT                                       CL 3              CL 3              CL 3              SER I             SER I
                                           ----------------------------------------------------------------------------------------
1.00%                                          $     96           $    74          $     --          $     --         $       --
1.05%                                               102                73                87                --                 --
1.10%                                                95                --                --                --                 --
1.15%                                            81,137                61                61                --                 --
1.20%                                               100                72                87                --                 --
1.25%                                                93                72                85                --                 --
1.30%                                            66,159                60                60                --                 --
1.35%                                           211,601                60                60                --                 --
1.40%                                            97,924            26,422            59,463           418,818             35,235
1.45%                                                --                74                --                --                 --
1.50%                                            95,123                59                59                --                 --
1.55%                                             8,113                58                59                --                 --
1.65%                                                12                --                --                --                 --
1.70%                                             1,346                58                59                --                 --
1.80%                                                96                83                --                --                 --
1.90%                                                95                82                --                --                 --
1.95%                                                12                73                --                --                 --
2.00%                                                94                82                --                --                 --
2.05%                                                12                73                --                --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          $562,210           $27,536          $ 60,080          $418,818         $   35,235
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  21

                                                 JANUS             JANUS             OPPEN             OPPEN            PUT VT
                                              ASPEN BAL,           ASPEN           CAP APPR           HI INC           DIV INC,
SUBACCOUNT                                       INST           WORLD, INST           VA                VA               CL IA
                                           ----------------------------------------------------------------------------------------
1.00%                                          $     --          $     --          $     --           $    --           $    --
1.05%                                                --                --                --                --                --
1.10%                                                --                --                --                --                --
1.15%                                                --                --                --                --                --
1.20%                                                --                --                --                --                --
1.25%                                                --                --                --                --                --
1.30%                                                --                --                --                --                --
1.35%                                                --                --                --                --                --
1.40%                                           553,937           129,009           154,761            12,611            48,439
1.45%                                                --                --                --                --                --
1.50%                                                --                --                --                --                --
1.55%                                                --                --                --                --                --
1.65%                                                --                --                --                --                --
1.70%                                                --                --                --                --                --
1.80%                                                --                --                --                --                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          $553,937          $129,009          $154,761           $12,611           $48,439
-----------------------------------------------------------------------------------------------------------------------------------

                                                PUT VT            PUT VT            PUT VT            PUT VT            PUT VT
                                               DIV INC,         GRO & INC,        GRO & INC,         HI YIELD,         HI YIELD,
SUBACCOUNT                                       CL IB             CL IA             CL IB             CL IA             CL IB
                                           ----------------------------------------------------------------------------------------
1.00%                                          $     --          $     --          $  2,666           $    --           $    --
1.05%                                                --                --                --                --                --
1.10%                                                --                --                77                --                --
1.15%                                                --                --                --                --                --
1.20%                                                --                --                --                --                --
1.25%                                                --                --                67                --                --
1.30%                                                --                --                93                --                --
1.35%                                                --                --            20,068                --                --
1.40%                                            61,471            55,440           149,540            64,290            81,028
1.45%                                                --                --                --                --                --
1.50%                                                --                --                --                --                --
1.55%                                                --                --                80                --                --
1.65%                                                --                --                92                --                --
1.70%                                                --                --                --                --                --
1.80%                                                --                --                --                --                --
1.90%                                                --                --                --                --                --
1.95%                                                --                --                --                --                --
2.00%                                                --                --                --                --                --
2.05%                                                --                --                --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total                                          $ 61,471          $ 55,440          $172,683           $64,290           $81,028
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
22 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

                                                                          PUT VT            PUT VT
                                                                         MULTI-CAP         VOYAGER,
SUBACCOUNT                                                              GRO, CL IA           CL IB
                                                                     ----------------------------------
1.00%                                                                     $    --          $     --
1.05%                                                                          --                --
1.10%                                                                          --                --
1.15%                                                                          --                --
1.20%                                                                          --                --
1.25%                                                                          --                --
1.30%                                                                          --                --
1.35%                                                                          --                --
1.40%                                                                      26,890           134,286
1.45%                                                                          --                --
1.50%                                                                          --                --
1.55%                                                                          --                --
1.65%                                                                          --                --
1.70%                                                                          --                --
1.80%                                                                          --                --
1.90%                                                                          --                --
1.95%                                                                          --                --
2.00%                                                                          --                --
2.05%                                                                          --                --
-------------------------------------------------------------------------------------------------------
Total                                                                     $26,890          $134,286
-------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  23

9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2011 of units, net assets and investment income ratios. The accumulation unit values and total returns are based on the variable annuity contracts with the lowest and highest expense ratios.

                                                                                     FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                   ---------------------------------------------------------
                       --------------------------------------------                     EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)      LOWEST TO HIGHEST(3)
                       -------------------------------------------------------------------------------------------------------
AC VP INC & GRO, CL I
  2011                     45       $1.16  to  $1.16          $52          1.55%      1.40%   to  1.40%    1.68%    to    1.68%
  2010                     58       $1.14  to  $1.14          $67          1.52%      1.40%   to  1.40%   12.56%    to   12.56%
  2009                     62       $1.01  to  $1.01          $63          5.18%      1.40%   to  1.40%   16.46%    to   16.46%
  2008                     80       $0.87  to  $0.87          $70          2.23%      1.40%   to  1.40%  (35.50%)   to  (35.50%)
  2007                    119       $1.35  to  $1.35         $161          1.92%      1.40%   to  1.40%   (1.46%)   to   (1.46%)
------------------------------------------------------------------------------------------------------------------------------
AC VP VAL, CL I
  2011                     29       $1.68  to  $1.68          $48          2.02%      1.40%   to  1.40%   (0.39%)   to   (0.39%)
  2010                     41       $1.68  to  $1.68          $69          2.20%      1.40%   to  1.40%   11.85%    to   11.85%
  2009                     45       $1.51  to  $1.51          $68          5.99%      1.40%   to  1.40%   18.20%    to   18.20%
  2008                     56       $1.27  to  $1.27          $72          2.51%      1.40%   to  1.40%  (27.80%)   to  (27.80%)
  2007                     66       $1.76  to  $1.76         $116          1.67%      1.40%   to  1.40%   (6.46%)   to   (6.46%)
------------------------------------------------------------------------------------------------------------------------------
COL VP BAL, CL 3
  2011                    298       $1.25  to  $1.25         $373             --      1.40%   to  1.40%    0.97%    to    0.97%
  2010                    329       $1.24  to  $1.24         $407             --      1.40%   to  1.40%   10.97%    to   10.97%
  2009                    342       $1.12  to  $1.12         $381             --      1.40%   to  1.40%   22.50%    to   22.50%
  2008                    390       $0.91  to  $0.91         $355          0.25%      1.40%   to  1.40%  (30.89%)   to  (30.89%)
  2007                    572       $1.32  to  $1.32         $753          2.81%      1.40%   to  1.40%    0.32%    to    0.32%
------------------------------------------------------------------------------------------------------------------------------
COL VP CASH MGMT, CL 3
  2011                    911       $1.06  to  $0.97         $965          0.01%      1.00%   to  2.05%   (0.98%)   to   (2.02%)
  2010                    983       $1.07  to  $0.99       $1,052          0.01%      1.00%   to  2.05%   (0.98%)   to   (0.92%)(5)
  2009                  1,837       $1.08  to  $0.99       $1,953          0.05%      1.00%   to  2.00%   (0.84%)   to   (1.85%)
  2008                  1,059       $1.09  to  $1.01       $1,158          2.28%      1.00%   to  2.00%    1.25%    to    0.24%
  2007                  1,127       $1.08  to  $1.00       $1,229          4.72%      1.00%   to  2.00%    3.71%    to    0.47%(4)
------------------------------------------------------------------------------------------------------------------------------
COL VP DIV BOND, CL 3
  2011                    805       $1.35  to  $1.06       $1,092          4.67%      1.00%   to  2.05%    5.63%    to    4.53%
  2010                  1,239       $1.28  to  $1.01       $1,580          2.55%      1.00%   to  2.05%    7.25%    to    1.29%(5)
  2009                  6,439       $1.19  to  $1.04       $7,471          4.22%      1.00%   to  2.00%   13.28%    to   12.16%
  2008                  5,770       $1.05  to  $0.93       $5,954          0.41%      1.00%   to  2.00%   (7.25%)   to   (8.17%)
  2007                  5,310       $1.14  to  $1.01       $5,972          4.75%      1.00%   to  2.00%    4.15%    to    1.07%(4)
------------------------------------------------------------------------------------------------------------------------------
COL VP DYN EQ, CL 3
  2011                    538       $0.94  to  $1.24         $562             --      1.00%   to  2.05%    4.19%    to    3.10%
  2010                    594       $0.90  to  $1.20         $597             --      1.00%   to  2.05%   16.17%    to   20.09%(5)
  2009                    643       $0.78  to  $0.65         $559             --      1.00%   to  2.00%   22.92%    to   21.70%
  2008                    642       $0.63  to  $0.54         $455          0.23%      1.00%   to  2.00%  (42.74%)   to  (43.31%)
  2007                    705       $1.10  to  $0.95         $875          1.32%      1.00%   to  2.00%    1.90%    to   (6.47%)(4)
------------------------------------------------------------------------------------------------------------------------------
COL VP INTL OPP, CL 3
  2011                     25       $1.04  to  $1.02          $28          1.35%      1.00%   to  2.05%  (13.28%)   to  (14.19%)
  2010                     25       $1.19  to  $1.19          $33          1.41%      1.00%   to  2.05%   19.42%(5) to   18.86%(5)
  2009                     33       $0.98  to  $0.73          $37          1.53%      1.05%   to  2.00%   26.21%    to   25.01%
  2008                     41       $0.78  to  $0.58          $37          2.28%      1.05%   to  2.00%  (41.06%)   to  (41.61%)
  2007                     59       $1.32  to  $1.00          $89          0.95%      1.05%   to  2.00%   11.49%    to   (2.08%)(4)
------------------------------------------------------------------------------------------------------------------------------
COL VP MID CAP GRO OPP, CL 3
  2011                     61       $1.09  to  $1.12          $60             --      1.05%   to  1.70%  (15.96%)   to  (16.51%)
  2010                     63       $1.30  to  $1.34          $74             --      1.05%   to  1.70%   24.96%    to   24.15%
  2009                     75       $1.04  to  $1.08          $71             --      1.05%   to  1.70%   61.70%    to   60.65%
  2008                     89       $0.64  to  $0.67          $52          0.02%      1.05%   to  1.70%  (45.43%)   to  (45.78%)
  2007                    137       $1.18  to  $1.24         $148          0.06%      1.05%   to  1.70%   12.54%    to   11.82%
------------------------------------------------------------------------------------------------------------------------------
INVESCO VI CORE EQ, SER I
  2011                    331       $1.27  to  $1.27         $419          0.96%      1.40%   to  1.40%   (1.45%)   to   (1.45%)
  2010                    365       $1.28  to  $1.28         $469          0.98%      1.40%   to  1.40%    8.03%    to    8.03%
  2009                    391       $1.19  to  $1.19         $465          1.82%      1.40%   to  1.40%   26.52%    to   26.52%
  2008                    444       $0.94  to  $0.94         $417          1.97%      1.40%   to  1.40%  (31.12%)   to  (31.12%)
  2007                    591       $1.36  to  $1.36         $806          1.04%      1.40%   to  1.40%    6.61%    to    6.61%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
24 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

                                                                                     FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                   ---------------------------------------------------------
                       --------------------------------------------                     EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)      LOWEST TO HIGHEST(3)
                       -------------------------------------------------------------------------------------------------------
INVESCO VI INTL GRO, SER I
  2011                     24       $1.50  to  $1.50          $35          1.59%      1.40%   to  1.40%   (8.04%)   to   (8.04%)
  2010                     26       $1.63  to  $1.63          $42          2.13%      1.40%   to  1.40%   11.30%    to   11.30%
  2009                     35       $1.46  to  $1.46          $51          1.43%      1.40%   to  1.40%   33.36%    to   33.36%
  2008                     53       $1.10  to  $1.10          $59          0.49%      1.40%   to  1.40%  (41.21%)   to  (41.21%)
  2007                     77       $1.87  to  $1.87         $143          0.38%      1.40%   to  1.40%   13.12%    to   13.12%
------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN BAL, INST
  2011                    273       $2.03  to  $2.03         $554          2.40%      1.40%   to  1.40%    0.23%    to    0.23%
  2010                    372       $2.02  to  $2.02         $753          2.85%      1.40%   to  1.40%    6.88%    to    6.88%
  2009                    420       $1.89  to  $1.89         $795          2.85%      1.40%   to  1.40%   24.14%    to   24.14%
  2008                    653       $1.53  to  $1.53         $997          2.42%      1.40%   to  1.40%  (17.01%)   to  (17.01%)
  2007                  1,090       $1.84  to  $1.84       $2,003          2.40%      1.40%   to  1.40%    8.99%    to    8.99%
------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN WORLD, INST
  2011                    127       $1.02  to  $1.02         $129          0.59%      1.40%   to  1.40%  (14.94%)   to  (14.94%)
  2010                    133       $1.20  to  $1.20         $160          0.61%      1.40%   to  1.40%   14.23%    to   14.23%
  2009                    154       $1.05  to  $1.05         $161          1.39%      1.40%   to  1.40%   35.79%    to   35.79%
  2008                    189       $0.77  to  $0.77         $146          1.09%      1.40%   to  1.40%  (45.43%)   to  (45.43%)
  2007                    299       $1.41  to  $1.41         $423          0.72%      1.40%   to  1.40%    8.10%    to    8.10%
------------------------------------------------------------------------------------------------------------------------------
OPPEN CAP APPR VA
  2011                    117       $1.32  to  $1.32         $155          0.37%      1.40%   to  1.40%   (2.52%)   to   (2.52%)
  2010                    133       $1.36  to  $1.36         $181          0.18%      1.40%   to  1.40%    7.90%    to    7.90%
  2009                    144       $1.26  to  $1.26         $181          0.34%      1.40%   to  1.40%   42.51%    to   42.51%
  2008                    198       $0.88  to  $0.88         $175          0.16%      1.40%   to  1.40%  (46.28%)   to  (46.28%)
  2007                    320       $1.64  to  $1.64         $526          0.23%      1.40%   to  1.40%   12.55%    to   12.55%
------------------------------------------------------------------------------------------------------------------------------
OPPEN HI INC VA
  2011                     32       $0.39  to  $0.39          $13          9.09%      1.40%   to  1.40%   (3.69%)   to   (3.69%)
  2010                     41       $0.41  to  $0.41          $17          6.88%      1.40%   to  1.40%   13.22%    to   13.22%
  2009                     50       $0.36  to  $0.36          $18             --      1.40%   to  1.40%   23.58%    to   23.58%
  2008                     66       $0.29  to  $0.29          $19          8.12%      1.40%   to  1.40%  (78.97%)   to  (78.97%)
  2007                    144       $1.39  to  $1.39         $200          7.66%      1.40%   to  1.40%   (1.50%)   to   (1.50%)
------------------------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IA
  2011                     30       $1.63  to  $1.63          $48         10.07%      1.40%   to  1.40%   (4.37%)   to   (4.37%)
  2010                     32       $1.71  to  $1.71          $54         13.70%      1.40%   to  1.40%   11.45%    to   11.45%
  2009                     40       $1.53  to  $1.53          $61          7.62%      1.40%   to  1.40%   52.68%    to   52.68%
  2008                     50       $1.00  to  $1.00          $50          6.60%      1.40%   to  1.40%  (31.96%)   to  (31.96%)
  2007                     69       $1.48  to  $1.48         $102          5.08%      1.40%   to  1.40%    2.74%    to    2.74%
------------------------------------------------------------------------------------------------------------------------------
PUT VT DIV INC, CL IB
  2011                     37       $1.67  to  $1.67          $61          9.67%      1.40%   to  1.40%   (4.51%)   to   (4.51%)
  2010                     39       $1.75  to  $1.75          $69         15.92%      1.40%   to  1.40%   11.11%    to   11.11%
  2009                     63       $1.57  to  $1.57          $99          7.78%      1.40%   to  1.40%   53.20%    to   53.20%
  2008                     96       $1.03  to  $1.03          $98          6.87%      1.40%   to  1.40%  (31.78%)   to  (31.78%)
  2007                    158       $1.50  to  $1.50         $238          5.42%      1.40%   to  1.40%    2.68%    to    2.68%
------------------------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IA
  2011                     46       $1.22  to  $1.22          $55          1.54%      1.40%   to  1.40%   (5.77%)   to   (5.77%)
  2010                     52       $1.29  to  $1.29          $67          1.79%      1.40%   to  1.40%   13.12%    to   13.12%
  2009                     63       $1.14  to  $1.14          $71          3.95%      1.40%   to  1.40%   28.35%    to   28.35%
  2008                    124       $0.89  to  $0.89         $110          2.72%      1.40%   to  1.40%  (39.42%)   to  (39.42%)
  2007                    176       $1.47  to  $1.47         $258          1.67%      1.40%   to  1.40%   (7.11%)   to   (7.11%)
------------------------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
  2011                    162       $1.37  to  $1.29         $173          1.24%      1.00%   to  1.65%   (5.59%)   to   (6.20%)
  2010                    184       $1.45  to  $1.38         $209          1.62%      1.00%   to  1.65%   13.24%    to   12.50%
  2009                    210       $1.28  to  $1.22         $214          2.77%      1.00%   to  1.65%   28.52%    to   27.69%
  2008                    288       $1.00  to  $0.96         $228          2.36%      1.00%   to  1.65%  (39.31%)   to  (39.71%)
  2007                    515       $1.64  to  $1.59         $669          1.40%      1.00%   to  1.65%   (6.98%)   to   (7.58%)
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  25

                                                                                     FOR THE YEAR ENDED DEC. 31
                                        AT DEC. 31                   ---------------------------------------------------------
                       --------------------------------------------                     EXPENSE RATIO
                        UNITS   ACCUMULATION UNIT VALUE  NET ASSETS     INVESTMENT        LOWEST TO           TOTAL RETURN
                        (000S)     LOWEST TO HIGHEST       (000S)    INCOME RATIO(1)      HIGHEST(2)      LOWEST TO HIGHEST(3)
                       -------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IA
  2011                     38       $1.70  to  $1.70          $64          8.01%      1.40%   to  1.40%    0.44%    to    0.44%
  2010                     40       $1.70  to  $1.70          $68          7.25%      1.40%   to  1.40%   12.95%    to   12.95%
  2009                     48       $1.50  to  $1.50          $73         10.59%      1.40%   to  1.40%   48.23%    to   48.23%
  2008                     56       $1.01  to  $1.01          $56         10.34%      1.40%   to  1.40%  (27.04%)   to  (27.04%)
  2007                     88       $1.39  to  $1.39         $123          8.05%      1.40%   to  1.40%    1.87%    to    1.87%
------------------------------------------------------------------------------------------------------------------------------
PUT VT HI YIELD, CL IB
  2011                     45       $1.82  to  $1.82          $81          7.71%      1.40%   to  1.40%    0.35%    to    0.35%
  2010                     46       $1.81  to  $1.81          $83          7.85%      1.40%   to  1.40%   12.46%    to   12.46%
  2009                     54       $1.61  to  $1.61          $86         10.74%      1.40%   to  1.40%   48.10%    to   48.10%
  2008                     70       $1.09  to  $1.09          $76         10.27%      1.40%   to  1.40%  (27.10%)   to  (27.10%)
  2007                     96       $1.49  to  $1.49         $143          8.30%      1.40%   to  1.40%    1.36%    to    1.36%
------------------------------------------------------------------------------------------------------------------------------
PUT VT MULTI-CAP GRO, CL IA
  2011                     24       $1.14  to  $1.14          $27          0.40%      1.40%   to  1.40%   (6.20%)   to   (6.20%)
  2010                     25       $1.22  to  $1.22          $31          0.59%      1.40%   to  1.40%   18.21%    to   18.21%
  2009                     32       $1.03  to  $1.03          $33          0.67%      1.40%   to  1.40%   30.64%    to   30.64%
  2008                     33       $0.79  to  $0.79          $26          0.35%      1.40%   to  1.40%  (39.47%)   to  (39.47%)
  2007                     57       $1.30  to  $1.30          $74          0.17%      1.40%   to  1.40%    4.54%    to    4.54%
------------------------------------------------------------------------------------------------------------------------------
PUT VT VOYAGER, CL IB
  2011                    116       $1.15  to  $1.15         $134             --      1.40%   to  1.40%  (18.99%)   to  (18.99%)
  2010                    137       $1.43  to  $1.43         $195          1.31%      1.40%   to  1.40%   19.12%    to   19.12%
  2009                    169       $1.20  to  $1.20         $202          0.89%      1.40%   to  1.40%   61.62%    to   61.62%
  2008                    230       $0.74  to  $0.74         $171             --      1.40%   to  1.40%  (37.91%)   to  (37.91%)
  2007                    410       $1.19  to  $1.19         $489             --      1.40%   to  1.40%    4.05%    to    4.05%
------------------------------------------------------------------------------------------------------------------------------


(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
(4) New subaccount operations commenced on Oct. 1, 2007.
(5) New subaccount operations commenced on July 19, 2010.


--------------------------------------------------------------------------------
26 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

CONDENSED FINANCIAL INFORMATION (UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each subaccount is noted in the parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                               2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INCOME & GROWTH, CLASS I (11/4/1998)
Accumulation unit value at beginning of period   $1.14  $1.01  $0.87  $1.35  $1.37  $1.19  $1.15  $1.03  $0.81  $1.02
Accumulation unit value at end of period         $1.16  $1.14  $1.01  $0.87  $1.35  $1.37  $1.19  $1.15  $1.03  $0.81
Number of accumulation units outstanding at end
of period (000 omitted)                             45     58     62     80    119    190    239    256    318    389
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE, CLASS I (11/4/1998)
Accumulation unit value at beginning of period   $1.68  $1.51  $1.27  $1.76  $1.89  $1.61  $1.56  $1.38  $1.09  $1.26
Accumulation unit value at end of period         $1.68  $1.68  $1.51  $1.27  $1.76  $1.89  $1.61  $1.56  $1.38  $1.09
Number of accumulation units outstanding at end
of period (000 omitted)                             29     41     45     56     66     81    136    144    168    184
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - BALANCED FUND (CLASS 3) (10/24/1997)
Accumulation unit value at beginning of period   $1.24  $1.12  $0.91  $1.32  $1.31  $1.16  $1.14  $1.05  $0.89  $1.03
Accumulation unit value at end of period         $1.25  $1.24  $1.12  $0.91  $1.32  $1.31  $1.16  $1.14  $1.05  $0.89
Number of accumulation units outstanding at end
of period (000 omitted)                            298    329    342    390    572    737  1,170  1,724  2,090  2,318
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - CASH MANAGEMENT FUND (CLASS 3) (10/24/1997)
Accumulation unit value at beginning of period   $1.12  $1.14  $1.15  $1.14  $1.10  $1.07  $1.06  $1.06  $1.07  $1.08
Accumulation unit value at end of period         $1.10  $1.12  $1.14  $1.15  $1.14  $1.10  $1.07  $1.06  $1.06  $1.07
Number of accumulation units outstanding at end
of period (000 omitted)                            197    206    192    149    224    273    379     45     41     47
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (CLASS 3) (10/24/1997)
Accumulation unit value at beginning of period   $1.42  $1.33  $1.18  $1.28  $1.23  $1.20  $1.19  $1.15  $1.12  $1.08
Accumulation unit value at end of period         $1.50  $1.42  $1.33  $1.18  $1.28  $1.23  $1.20  $1.19  $1.15  $1.12
Number of accumulation units outstanding at end
of period (000 omitted)                            151    166    590    598    761    702    548    664    701    794
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (CLASS 3) (10/24/1997)
Accumulation unit value at beginning of period   $0.99  $0.86  $0.70  $1.23  $1.21  $1.06  $1.02  $0.97  $0.76  $0.99
Accumulation unit value at end of period         $1.03  $0.99  $0.86  $0.70  $1.23  $1.21  $1.06  $1.02  $0.97  $0.76
Number of accumulation units outstanding at end
of period (000 omitted)                             95     99    121    149    231    313    327    497    584    650
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - INTERNATIONAL OPPORTUNITY FUND (CLASS 3) (10/24/1997)
Accumulation unit value at beginning of period   $1.24  $1.10  $0.88  $1.50  $1.35  $1.10  $0.98  $0.85  $0.67  $0.83
Accumulation unit value at end of period         $1.07  $1.24  $1.10  $0.88  $1.50  $1.35  $1.10  $0.98  $0.85  $0.67
Number of accumulation units outstanding at end
of period (000 omitted)                             25     25     33     41     59     92    137    182    222    231
-------------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - MID CAP GROWTH OPPORTUNITY FUND (CLASS 3) (3/17/2006)
Accumulation unit value at beginning of period   $1.17  $0.94  $0.58  $1.07  $0.96  $1.00     --     --     --     --
Accumulation unit value at end of period         $0.98  $1.17  $0.94  $0.58  $1.07  $0.96     --     --     --     --
Number of accumulation units outstanding at end
of period (000 omitted)                             61     63     75     89    137    186     --     --     --     --
-------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY FUND, SERIES I SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.28  $1.19  $0.94  $1.36  $1.28  $1.11  $1.07  $1.00  $0.81  $0.98
Accumulation unit value at end of period         $1.27  $1.28  $1.19  $0.94  $1.36  $1.28  $1.11  $1.07  $1.00  $0.81
Number of accumulation units outstanding at end
of period (000 omitted)                            331    365    391    444    591    719    540    627    775    866
-------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.63  $1.46  $1.10  $1.87  $1.65  $1.31  $1.12  $0.92  $0.72  $0.87
Accumulation unit value at end of period         $1.50  $1.63  $1.46  $1.10  $1.87  $1.65  $1.31  $1.12  $0.92  $0.72
Number of accumulation units outstanding at end
of period (000 omitted)                             24     26     35     53     77    103    154    207    258    270
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED PORTFOLIO: INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period   $2.02  $1.89  $1.53  $1.84  $1.69  $1.54  $1.45  $1.36  $1.21  $1.31
Accumulation unit value at end of period         $2.03  $2.02  $1.89  $1.53  $1.84  $1.69  $1.54  $1.45  $1.36  $1.21
Number of accumulation units outstanding at end
of period (000 omitted)                            273    372    420    653  1,090  1,482  2,071  2,464  2,892  3,214
-------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO: INSTITUTIONAL SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.20  $1.05  $0.77  $1.41  $1.31  $1.12  $1.07  $1.04  $0.85  $1.16
Accumulation unit value at end of period         $1.02  $1.20  $1.05  $0.77  $1.41  $1.31  $1.12  $1.07  $1.04  $0.85
Number of accumulation units outstanding at end
of period (000 omitted)                            127    133    154    189    299    369    468    558    636    677
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA (11/4/1998)
Accumulation unit value at beginning of period   $1.36  $1.26  $0.88  $1.64  $1.46  $1.37  $1.32  $1.26  $0.97  $1.35
Accumulation unit value at end of period         $1.32  $1.36  $1.26  $0.88  $1.64  $1.46  $1.37  $1.32  $1.26  $0.97
Number of accumulation units outstanding at end
of period (000 omitted)                            117    133    144    198    320    418    524    586    633    657
-------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA (11/4/1998)
Accumulation unit value at beginning of period   $0.41  $0.36  $0.29  $1.39  $1.41  $1.31  $1.30  $1.21  $0.99  $1.02
Accumulation unit value at end of period         $0.39  $0.41  $0.36  $0.29  $1.39  $1.41  $1.31  $1.30  $1.21  $0.99
Number of accumulation units outstanding at end
of period (000 omitted)                             32     41     50     66    144    195    247    266    280    318
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period   $1.71  $1.53  $1.00  $1.48  $1.44  $1.37  $1.34  $1.24  $1.05  $1.00
Accumulation unit value at end of period         $1.63  $1.71  $1.53  $1.00  $1.48  $1.44  $1.37  $1.34  $1.24  $1.05
Number of accumulation units outstanding at end
of period (000 omitted)                             30     32     40     50     69     78    117    240    290    372
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RIVERSOURCE PERSONAL  PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL  PORTFOLIO VARIABLE
                                                ANNUITY - 2011 ANNUAL REPORT  27

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                               2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.75  $1.57  $1.03  $1.50  $1.46  $1.40  $1.37  $1.28  $1.08  $1.03
Accumulation unit value at end of period         $1.67  $1.75  $1.57  $1.03  $1.50  $1.46  $1.40  $1.37  $1.28  $1.08
Number of accumulation units outstanding at end
of period (000 omitted)                             37     39     63     96    158    275    358    412    451    546
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period   $1.29  $1.14  $0.89  $1.47  $1.58  $1.38  $1.33  $1.21  $0.96  $1.20
Accumulation unit value at end of period         $1.22  $1.29  $1.14  $0.89  $1.47  $1.58  $1.38  $1.33  $1.21  $0.96
Number of accumulation units outstanding at end
of period (000 omitted)                             46     52     63    124    176    224    350    558    731    878
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.10  $0.97  $0.76  $1.26  $1.36  $1.19  $1.15  $1.05  $0.83  $1.04
Accumulation unit value at end of period         $1.03  $1.10  $0.97  $0.76  $1.26  $1.36  $1.19  $1.15  $1.05  $0.83
Number of accumulation units outstanding at end
of period (000 omitted)                            145    164    179    249    458    727    997  1,260  1,479  1,621
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period   $1.70  $1.50  $1.01  $1.39  $1.36  $1.25  $1.23  $1.12  $0.90  $0.91
Accumulation unit value at end of period         $1.70  $1.70  $1.50  $1.01  $1.39  $1.36  $1.25  $1.23  $1.12  $0.90
Number of accumulation units outstanding at end
of period (000 omitted)                             38     40     48     56     88    104    170    304    390    473
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.81  $1.61  $1.09  $1.49  $1.47  $1.35  $1.33  $1.22  $0.98  $1.00
Accumulation unit value at end of period         $1.82  $1.81  $1.61  $1.09  $1.49  $1.47  $1.35  $1.33  $1.22  $0.98
Number of accumulation units outstanding at end
of period (000 omitted)                             45     46     54     70     96    125    187    207    221    263
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND - CLASS IA SHARES (10/27/1997)
Accumulation unit value at beginning of period   $1.22  $1.03  $0.79  $1.30  $1.24  $1.16  $1.07  $0.98  $0.75  $1.09
Accumulation unit value at end of period         $1.14  $1.22  $1.03  $0.79  $1.30  $1.24  $1.16  $1.07  $0.98  $0.75
Number of accumulation units outstanding at end
of period (000 omitted)                             24     25     32     33     57     74    123    206    261    317
-------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND - CLASS IB SHARES (11/4/1998)
Accumulation unit value at beginning of period   $1.43  $1.20  $0.74  $1.19  $1.15  $1.10  $1.06  $1.02  $0.83  $1.14
Accumulation unit value at end of period         $1.15  $1.43  $1.20  $0.74  $1.19  $1.15  $1.10  $1.06  $1.02  $0.83
Number of accumulation units outstanding at end
of period (000 omitted)                            116    137    169    230    410    528    760    883    995  1,116
-------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
28 RIVERSOURCE PERSONAL PORTFOLIO PLUS(2)/RIVERSOURCE PERSONAL PORTFOLIO VARIABLE ANNUITY - 2011 ANNUAL REPORT

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

We have audited the accompanying balance sheet of RiverSource Life Insurance Co. of New York (the "Company") as of December 31, 2011, and the related statements of income, cash flows and shareholder's equity for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of the Company as of and for each of the two years in the period ended as of December 31, 2010 were audited by other auditors whose report dated April 15, 2011 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2011 financial statements referred to above present fairly, in all material respects, the financial position of RiverSource Life Insurance Co. of New York at December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2012

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

BALANCE SHEETS
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2011          2010

ASSETS
Investments:
Available-for-Sale -- Fixed maturities, at fair value (amortized
cost: 2011, $1,683,189; 2010, $1,689,097)                               $1,836,161    $1,803,588
Commercial mortgage loans, at cost (less allowance for loan losses:
2011, $2,038; 2010, $2,538)                                                153,293       167,851
Policy loans                                                                37,367        36,484
Other investments                                                              204           233
-------------------------------------------------------------------------------------------------
    Total investments                                                    2,027,025     2,008,156
Cash and cash equivalents                                                   82,180        66,199
Reinsurance recoverables                                                    92,289        83,260
Other receivables                                                            7,066         6,172
Accrued investment income                                                   21,863        22,033
Deferred acquisition costs                                                 223,942       227,688
Deferred sales inducement costs                                             21,222        23,947
Other assets                                                                94,454        27,365
Separate account assets                                                  3,413,475     3,448,487
-------------------------------------------------------------------------------------------------
Total assets                                                            $5,983,516    $5,913,307
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                  $1,982,142    $1,900,657
Policy claims and other policyholders' funds                                 6,753         7,308
Deferred income taxes, net                                                  36,140        33,902
Other liabilities                                                          100,732        52,312
Separate account liabilities                                             3,413,475     3,448,487
-------------------------------------------------------------------------------------------------
Total liabilities                                                        5,539,242     5,442,666
-------------------------------------------------------------------------------------------------
Shareholder's equity:
Common stock, $10 par value; 200,000 shares authorized, issued and
outstanding                                                                  2,000         2,000
Additional paid-in capital                                                 106,659       106,632
Retained earnings                                                          277,305       318,148
Accumulated other comprehensive income, net of tax                          58,310        43,861
-------------------------------------------------------------------------------------------------
Total shareholder's equity                                                 444,274       470,641
-------------------------------------------------------------------------------------------------
Total liabilities and shareholder's equity                              $5,983,516    $5,913,307
=================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF INCOME
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

REVENUES
Premiums                                                         $ 23,703      $ 26,406      $ 25,064
Net investment income                                             103,556       107,072       103,079
Policy and contract charges                                        86,822        78,833        65,350
Other revenues                                                     15,743        12,976        11,985
Net realized investment gains                                         643         1,646         2,045
-------------------------------------------------------------------------------------------------------
    Total revenues                                                230,467       226,933       207,523
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                   66,362        54,540        21,649
Interest credited to fixed accounts                                54,370        59,135        59,629
Amortization of deferred acquisition costs                         23,825         7,694        11,950
Other insurance and operating expenses                             37,575        34,631        32,045
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                   182,132       156,000       125,273
-------------------------------------------------------------------------------------------------------
Pretax income                                                      48,335        70,933        82,250
Income tax provision                                               10,601        18,663        25,848
-------------------------------------------------------------------------------------------------------
Net income                                                       $ 37,734      $ 52,270      $ 56,402
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains:
  Net realized investment gains before impairment losses on
  securities                                                     $  1,443      $  1,882      $  7,250
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities       (2,587)         (275)       (4,975)
  Portion of gain (loss) recognized in other comprehensive
  income                                                            1,787            39          (230)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains                                                              (800)         (236)       (5,205)
-------------------------------------------------------------------------------------------------------
Net realized investment gains                                    $    643      $  1,646      $  2,045
=======================================================================================================



See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS
(IN THOUSANDS)


YEARS ENDED DECEMBER 31,                                           2011          2010          2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $  37,734     $  52,270     $  56,402
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Depreciation, amortization and accretion, net                       (573)       (1,006)       (1,205)
  Deferred income tax expense (benefit)                             (5,542)        6,789         7,335
  Contractholder and policyholder charges, non-cash                (16,856)      (16,958)      (16,537)
  Net realized investment gains                                     (1,143)       (2,332)       (8,148)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment gains                   500           686         6,105
Change in operating assets and liabilities:
  Deferred acquisition costs, net                                   (1,358)      (15,595)      (15,221)
  Deferred sales inducement costs, net                               2,220        (2,116)       (2,264)
  Other investments                                                     29          (120)          (26)
  Future policy benefits for traditional life, disability
  income and long term care insurance                               16,043        19,362        17,535
  Policy claims and other policyholders' funds                        (555)          409        (1,441)
  Reinsurance recoverables                                          (9,378)       (9,039)       (4,800)
  Other receivables                                                   (789)         (442)          (71)
  Accrued investment income                                            170           191        (4,573)
  Derivatives collateral, net                                       43,520         8,290       (43,930)
  Other assets and liabilities, net                                    226        13,391       (22,138)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 64,248        53,780       (32,977)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               31,571        66,692       309,903
  Maturities, sinking fund payments and calls                      199,365       191,306       214,089
  Purchases                                                       (216,391)     (261,851)     (783,421)
Proceeds from repayments of commercial mortgage loans               15,299        15,685        25,944
Funding of commercial mortgage loans                                (2,127)           --           (44)
Proceeds from sale of other investment                               1,350            --            --
Purchase of land, buildings, equipment and software                     --            --           (42)
Change in policy loans, net                                           (883)         (736)          478
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                 28,184        11,096      (233,093)
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           88,870        96,826       269,006
  Net transfers from (to) separate accounts                          2,756       (74,249)       16,997
  Surrenders and other benefits                                    (77,709)      (76,215)     (124,858)
Deferred premium options, net                                      (11,818)       (6,305)       (1,447)
Tax adjustment on share-based incentive compensation plan               27            (2)          (12)
Cash dividend to RiverSource Life Insurance Company                (78,577)      (28,234)           --
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (76,451)      (88,179)      159,686
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                15,981       (23,303)     (106,384)
Cash and cash equivalents at beginning of period                    66,199        89,502       195,886
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                       $  82,180     $  66,199     $  89,502
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid, net                                         $  12,023     $  18,588     $     619
  Interest paid on borrowings under repurchase agreements               --            86            --


See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

STATEMENTS OF SHAREHOLDER'S EQUITY
(IN THOUSANDS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2009                    $2,000       $106,646      $236,963        $(63,644)      $281,965
Change in accounting principles, net of
tax                                                --             --           747            (747)            --
Comprehensive income:
  Net income                                       --             --        56,402              --         56,402
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                         --             --            --          93,897         93,897
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --             719            719
                                                                                                       ------------
Total comprehensive income                                                                                151,018
Tax adjustment on share-based incentive
compensation plan                                  --            (12)           --              --            (12)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2009                   2,000        106,634       294,112          30,225        432,971
Comprehensive income:
  Net income                                       --             --        52,270              --         52,270
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                          --             --            --          13,919         13,919
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --            (283)          (283)
                                                                                                       ------------
Total comprehensive income                                                                                 65,906
Tax adjustment on share-based incentive
compensation plan                                  --             (2)           --              --             (2)
Cash dividends to RiverSource Life
Insurance Company                                  --             --       (28,234)             --        (28,234)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2010                   2,000        106,632       318,148          43,861        470,641
Comprehensive income:
  Net income                                       --             --        37,734              --         37,734
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    gains                                          --             --            --          15,421         15,421
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                 --             --            --            (972)          (972)
                                                                                                       ------------
Total comprehensive income                                                                                 52,183
Tax adjustment on share-based incentive
compensation plan                                  --             27            --              --             27
Cash dividends to RiverSource Life
Insurance Company                                  --             --       (78,577)             --        (78,577)
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2011                  $2,000       $106,659      $277,305        $ 58,310       $444,274
===================================================================================================================




See Notes to Financial Statements.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Co. of New York (the "Company") is a stock life insurance company which is domiciled and holds a Certificate of Authority in the State of New York. The Company is a wholly owned subsidiary of RiverSource Life Insurance Company ("RiverSource Life"), which is domiciled in Minnesota. RiverSource Life is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"). The Company issues insurance and annuity products to customers in the State of New York.

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which vary in certain respects from reporting practices prescribed or permitted by the New York State Insurance Department (the Company's primary regulator) as reconciled in Note 13. Certain reclassifications of prior period amounts have been made to conform to the current presentation.

The Company's principle products include variable deferred annuities and variable universal life ("VUL") insurance, which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. The Company's fixed deferred annuities guarantee a minimum annual interest rate during the accumulation period (the time before annuity payments begin). However, the Company has the option of paying a higher rate set at its discretion. Certain riders are available offering additional benefits, including variable annuity death benefit and living benefit riders.

The Company issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life ("UL") insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. VUL insurance combines the premium and death benefit flexibility of UL with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products, in addition to other benefit riders. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under the Company's variable life insurance and variable annuity products described above, the purchaser may choose a fixed account option that is part of the Company's "general account" as well as investment options from a variety of portfolios that include common stocks, bonds, managed assets and/or short-term securities.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through April 20, 2012, the date the financial statements were available to be issued.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the financial statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. Gains and losses are recognized in the Statements of Income upon disposition of the securities.

Effective January 1, 2009, the Company early adopted an accounting standard that significantly changed the Company's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not the Company will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and the Company must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and the Company

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does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, DSIC, certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a sustained increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). The Company's Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

The Company provides a supplemental disclosure on the face of its Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income (loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management.

FINANCING RECEIVABLES

Commercial Mortgage Loans
Commercial mortgage loans are reflected at amortized cost less the allowance for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans
Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest. When originated, the loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans
Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued

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interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal or in accordance with the loan agreement unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Foreclosed property would be recorded as real estate owned in other investments.

Allowance for Loan Losses
Management determines the adequacy of the allowance for loan losses by portfolio based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value ratios and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance required for certain sectors based on management's assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans
The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. The impairment recognized is measured as the excess of the loan's recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan's effective interest rate, (ii) the fair value of collateral or (iii) the loan's observable market price.

Restructured Loans
A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower's ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
The Company cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care ("LTC") and DI ceded on a coinsurance basis, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. Fixed and variable universal life reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for fixed and variable universal life insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is recognized as an asset and amortized over the term of the reinsurance contract, in proportion to the estimated gross profits and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC asset valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.


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The Company also assumes life insurance risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment.

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. The Company formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Statements of Income with the corresponding change in the hedged asset or liability.

Certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are considered embedded derivatives. The fair value of these embedded derivatives is included in future policy benefits and the changes in the fair value are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and UL contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For traditional life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and, therefore, are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts,

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make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management's assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

The Company monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact the Company's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company's management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders, who assume the related investment risk. Income and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company's Statements of Income. Separate account assets are reported at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities. The Company receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by the Company contain guaranteed minimum death benefit ("GMDB") option provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. The Company also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, the Company offers contracts with GMWB and GMAB provisions and, until May 2007, the Company offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews and where appropriate, adjusts its assumptions each quarter. Unless management identifies a

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material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity payout based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. Significant assumptions made in projecting future benefits and fees relate to persistency and benefit utilization. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

A portion of the Company's fixed and variable universal life contracts have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

In determining the liability for contracts with profits followed by losses, the Company projects benefits and contract assessments using actuarial models. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 8 for information regarding the liability for contracts with secondary guarantees.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for the Company's experience.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.


                                      F-11

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Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
The Company's principal sources of revenue include premiums, net investment income and policy and contract charges.

Premiums
Premiums include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums are reported net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities, commercial mortgage loans, policy loans and cash and cash equivalents. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain other charges assessed on annuities and fixed and variable universal life insurance, which consist of cost of insurance charges, net of reinsurance premiums and cost of reinsurance for UL insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from the Company's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and fixed and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses include expenses allocated to the Company from Ameriprise Financial and RiverSource Life for the Company's share of compensation, professional and consultant fees, and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs. Also included are commissions, sales and marketing expenses and other operating expenses. These expenses are presented net of acquisition cost deferrals.

INCOME TAXES
Beginning in 2010, taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies.

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Management may need to identify and implement appropriate planning strategies to ensure the Company's ability to realize its deferred tax assets and avoid the establishment of a valuation allowance with respect to such assets.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS
Receivables
In April 2011, the Financial Accounting Standards Board ("FASB") updated the accounting standards for troubled debt restructurings. The new standard includes indicators that a lender should consider in determining whether a borrower is experiencing financial difficulties and provides clarification for determining whether the lender has granted a concession to the borrower. The standard sets the effective dates for troubled debt restructuring disclosures required by recent guidance on credit quality disclosures. The standard is effective for interim and annual periods beginning on or after June 15, 2011, and is to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption. For purposes of measuring impairments of receivables that are considered impaired as a result of applying the new guidance, the standard should be applied prospectively for the interim or annual period beginning on or after June 15, 2011. The Company adopted the standard in 2011. The adoption did not have any effect on the Company's financial condition and results of operations. See Note 5 for the required disclosures.

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosures on fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presents activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures on the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. The Company adopted the standard in 2010, except for the additional disclosures related to the Level 3 rollforward, which the Company adopted in 2011. The adoption did not impact the Company's financial condition and results of operations. See Note 11 for the required disclosures.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in variable interest entities. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. The adoption did not impact the Company's financial condition and results of operations.

Recognition and Presentation of Other-Than-Temporary Impairments ("OTTI")
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). The Company adopted the standard in 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $0.7 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for the required disclosures.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Balance Sheet
In December 2011, the FASB updated the accounting standards to require new disclosures about offsetting assets and liabilities. The standard requires an entity to disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The standard is effective for interim and annual periods beginning on or after January 1, 2013 on

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

a retrospective basis. The Company is currently evaluating the impact of the standard on its financial condition and results of operations.

Comprehensive Income
In June 2011, the FASB updated the accounting standards related to the presentation of comprehensive income. The standard requires entities to present all nonowner changes in stockholders' equity either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The standard is effective for interim and annual periods beginning after December 15, 2011. The standard is to be applied retrospectively. The adoption of the standard will not impact the Company's financial condition and results of operations.

Fair Value
In May 2011, the FASB updated the accounting standards related to fair value measurement and disclosure requirements. The standard requires entities, for assets and liabilities measured at fair value in the statement of financial position which are Level 3 fair value measurements, to disclose quantitative information about unobservable inputs and assumptions used in the measurements, a description of the valuation processes in place, and a qualitative discussion about the sensitivity of the measurements to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. In addition, the standard requires disclosure of fair value by level within the fair value hierarchy for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed. The standard is effective for interim and annual periods beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's financial condition and results of operations.

Transfers and Servicing: Reconsideration of Effective Control for Repurchase Agreements
In April 2011, the FASB updated the accounting standards related to accounting for repurchase agreements and other similar agreements. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings as opposed to sales. The standard is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The adoption of the standard is not expected to have a material impact on the Company's financial condition and results of operations.

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts In October 2010, the FASB updated the accounting standards for DAC. Under this new standard, only the following costs incurred in the acquisition of new and renewal insurance contracts would be capitalizable as DAC: (i) incremental direct costs of a successful contract acquisition, (ii) portions of employees' salaries and benefits directly related to time spent performing specified acquisition activities (that is, underwriting, policy issuance and processing, medical and inspection, and sales force contract selling) for a contract that has actually been acquired, (iii) other costs related to the specified acquisition activities that would not have been incurred had the acquisition contract not occurred, and (iv) advertising costs that meet the capitalization criteria in other GAAP guidance for certain direct-response marketing. All other costs are to be expensed as incurred. The Company retrospectively adopted the standard on January 1, 2012. The cumulative effect of the adoption reduced retained earnings by $65.9 million after-tax at January 1, 2012.

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2011
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,111,888     $122,055      $ (5,658)    $1,228,285      $    --
Residential mortgage backed securities              218,956       11,358        (6,004)       224,310       (2,003)
Commercial mortgage backed securities               201,865       13,409            --        215,274           --
State and municipal obligations                      86,592       14,082            --        100,674           --
Asset backed securities                              53,286        3,462          (374)        56,374           --
U.S. government and agencies obligations              6,808          159           (10)         6,957           --
Foreign government bonds and obligations              3,794          512           (19)         4,287           --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,683,189     $165,037      $(12,065)    $1,836,161      $(2,003)
====================================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2010
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR        NONCREDIT
DESCRIPTION OF SECURITIES (IN THOUSANDS)            COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                        $1,097,502     $ 90,116       $(3,924)    $1,183,694       $   1
Commercial mortgage backed securities               224,135       14,437          (117)       238,455          --
Residential mortgage backed securities              212,480       12,425        (3,284)       221,621        (150)
Asset backed securities                              63,023        4,056          (344)        66,735          --
State and municipal obligations                      78,513        1,742        (1,318)        78,937          --
U.S. government and agencies obligations              9,465          195           (20)         9,640          --
Foreign government bonds and obligations              3,979          527            --          4,506          --
--------------------------------------------------------------------------------------------------------------------
  Total                                          $1,689,097     $123,498       $(9,007)    $1,803,588       $(149)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

At December 31, 2011 and 2010, fixed maturity securities comprised approximately 91% and 90%, respectively, of the Company's total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations ("NRSROs"), including Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"). The Company uses the median of available ratings from Moody's, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody's, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. At December 31, 2011 and 2010, approximately $72.9 million and $70.7 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC using criteria similar to those used by NRSROs.

A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2011                         DECEMBER 31, 2010
                                        ----------------------------------------  ----------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN THOUSANDS, EXCEPT             AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                      $  419,944    $  451,021         24%      $  447,163    $  477,886         26%
AA                                          106,426       118,091          6          120,768       124,707          7
A                                           260,218       285,900         16          275,272       291,515         16
BBB                                         783,338       873,970         48          738,745       805,948         45
Below investment grade                      113,263       107,179          6          107,149       103,532          6
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                 $1,683,189    $1,836,161        100%      $1,689,097    $1,803,588        100%
==========================================================================================================================



At December 31, 2011 and 2010, approximately 37% and 32%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 36         $ 92,451       $(3,707)         1          $ 9,263       $(1,951)        37
Residential mortgage
  backed securities           9           19,446          (984)        12           18,970        (5,020)        21
Asset backed
  securities                  1            8,600           (82)         3            2,051          (292)         4
U.S. government and
  agencies
  obligations                --               --            --          1            4,497           (10)         1
Foreign government
  bonds and
  obligations                 2              527           (19)        --               --            --          2
------------------------------------------------------------------------------------------------------------------------
  Total                      48         $121,024       $(4,792)        17          $34,781       $(7,273)        65
========================================================================================================================

                             DECEMBER 31, 2011
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $101,714      $ (5,658)
Residential mortgage
  backed securities         38,416        (6,004)
Asset backed
  securities                10,651          (374)
U.S. government and
  agencies
  obligations                4,497           (10)
Foreign government
  bonds and
  obligations                  527           (19)
--------------------------------------------------
  Total                   $155,805      $(12,065)
==================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES:              SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 36         $109,372       $(2,478)         5          $12,394       $(1,446)        41
Residential mortgage
  backed securities           1            6,618           (52)        12           17,528        (3,232)        13
Commercial mortgage
  backed securities           2            9,372          (117)        --               --            --          2
Asset backed
  securities                  1              961           (56)         3            3,782          (288)         4
State and municipal
  obligations                16           37,141        (1,318)        --               --            --         16
U.S. government and
  agencies
  obligations                 1            6,808           (20)        --               --            --          1
------------------------------------------------------------------------------------------------------------------------
  Total                      57         $170,272       $(4,041)        20          $33,704       $(4,966)        77
========================================================================================================================

                             DECEMBER 31, 2010
(IN THOUSANDS, EXCEPT   --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES:                 VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities              $121,766       $(3,924)
Residential mortgage
  backed securities         24,146        (3,284)
Commercial mortgage
  backed securities          9,372          (117)
Asset backed
  securities                 4,743          (344)
State and municipal
  obligations               37,141        (1,318)
U.S. government and
  agencies
  obligations                6,808           (20)
--------------------------------------------------
  Total                   $203,976       $(9,007)
==================================================



As part of the Company's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to movement in credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Beginning balance                                                 $1,927        $1,894        $ 1,892
Credit losses for which an other-than-temporary impairment
  was not previously recognized                                      646            --            496
Credit losses for which an other-than-temporary impairment
  was previously recognized                                          154            33            861
Reductions for securities sold during the period (realized)           --            --         (1,355)
-------------------------------------------------------------------------------------------------------
Ending balance                                                    $2,727        $1,927        $ 1,894
=======================================================================================================



The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income:

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                        COMPREHENSI-
                                                                                          VE INCOME
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             SECURITIES                  SECURITIES
                                                                GAINS       DEFERRED        GAINS
(IN THOUSANDS)                                                (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2009                                    $(97,915)     $ 34,271      $(63,644)
Cumulative effect of accounting change                          (1,149)          402          (747)(1)
Net unrealized securities gains arising during the
period(3)                                                      184,164       (64,458)      119,706
Reclassification of net gains included in net income            (2,943)        1,030        (1,913)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (35,705)       12,528       (23,177)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                    46,452       (16,227)       30,225(2)
Net unrealized securities gains arising during the
period(3)                                                       60,672       (21,235)       39,437
Reclassification of net gains included in net income            (2,096)          734        (1,362)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (37,550)       13,111       (24,439)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2010                                    67,478       (23,617)       43,861(2)
Net unrealized securities gains arising during the
period(3)                                                       39,159       (13,706)       25,453
Reclassification of net gains included in net income              (678)          237          (441)
Impact on DAC, DSIC, benefit reserves and reinsurance
recoverables                                                   (16,251)        5,688       (10,563)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2011                                  $ 89,708      $(31,398)     $ 58,310(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009. See Note 3 for additional information on the adoption impact.
(2) Includes $(1.1) million, $(78) thousand and $(28) thousand, respectively, of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2011, 2010 and 2009, respectively.
(3) Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income during the period.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Gross realized investment gains                                   $2,036        $2,636        $11,098
Gross realized investment losses                                    (558)         (304)        (2,950)
Other-than-temporary impairments                                    (800)         (236)        (5,205)


Other-than-temporary impairments for the year ended December 31, 2011 primarily related to credit losses on non-agency residential mortgage backed securities. Other-than-temporary impairments for the year ended December 31, 2010 primarily related to credit losses on non-agency residential mortgage backed securities as well as corporate debt securities in the gaming industry. Other-than-temporary impairments for the year ended December 31, 2009 related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries.

Available-for-Sale securities by contractual maturity at December 31, 2011 were as follows:

                                                                         AMORTIZED       FAIR
(IN THOUSANDS)                                                             COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                     $   78,703    $   79,742
Due after one year through five years                                      410,958       428,561
Due after five years through 10 years                                      460,163       511,217
Due after 10 years                                                         259,258       320,683
-------------------------------------------------------------------------------------------------
                                                                         1,209,082     1,340,203
Residential mortgage backed securities                                     218,956       224,310
Commercial mortgage backed securities                                      201,865       215,274
Asset backed securities                                                     53,286        56,374
-------------------------------------------------------------------------------------------------
  Total                                                                 $1,683,189    $1,836,161
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

At both December 31, 2011 and 2010, bonds carried at $0.3 million were on deposit with various states as required by law.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                       $ 95,378      $ 97,524      $ 91,198
Income on commercial mortgage loans                                 9,496        10,560        11,716
Income on policy loans and other investments                        2,042         2,167         3,056
-------------------------------------------------------------------------------------------------------
                                                                  106,916       110,251       105,970
Less: investment expenses                                           3,360         3,179         2,891
-------------------------------------------------------------------------------------------------------
  Total                                                          $103,556      $107,072      $103,079
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $678         $2,096        $2,943
Commercial mortgage loans                                           (36)          (450)         (900)
Cash equivalents                                                      1             --             2
-------------------------------------------------------------------------------------------------------
  Total                                                            $643         $1,646        $2,045
=======================================================================================================



5. FINANCING RECEIVABLES

The Company's financing receivables include commercial mortgage loans and policy loans. Policy loans do not exceed the cash value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

ALLOWANCE FOR LOAN LOSSES
The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
Beginning balance                                                         $2,538        $2,088
  Charge-offs                                                               (500)           --
  Provisions                                                                  --           450
-------------------------------------------------------------------------------------------------
Ending balance                                                            $2,038        $2,538
=================================================================================================
Individually evaluated for impairment                                     $   --        $  500
Collectively evaluated for impairment                                      2,038         2,038


The recorded investment in financing receivables by impairment method was as follows:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2011
-------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
Individually evaluated for impairment                                    $     --      $  5,398
Collectively evaluated for impairment                                     155,331       164,991
-------------------------------------------------------------------------------------------------
Total                                                                    $155,331      $170,389
=================================================================================================



As of December 31, 2011 and 2010, the Company's recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was nil and $3.5 million, respectively.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

CREDIT QUALITY INFORMATION
Nonperforming loans, which are generally loans 90 days or more past due, were nil and $1.9 million as of December 31, 2011 and 2010, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans
The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil and 3% of total commercial mortgage loans as of December 31, 2011 and 2010, respectively. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)        LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
South Atlantic                          $ 34,768          23%        $   --       $ 35,563          21%         $ --
East North Central                        26,527          17             --         29,896          18            --
Pacific                                   22,107          14             --         24,725          14            --
Mountain                                  21,795          14          2,400         25,656          15            --
Middle Atlantic                           17,138          11             --         18,285          11           100
New England                               14,503           9             --         15,795           9            --
East South Central                         9,524           6             --         10,955           6            --
West South Central                         4,868           3             --          5,073           3            --
West North Central                         4,101           3             --          4,441           3            --
                                      ----------------------------------------------------------------------------------
                                         155,331         100%        $2,400        170,389         100%         $100
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses            2,038                                     2,538
                                      ------------                              ------------
  Total                                 $153,293                                  $167,851
========================================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                  DECEMBER 31, 2011                         DECEMBER 31, 2010
                                      ----------------------------------------------------------------------------------
                                                     PERCENT OF      FUNDING                   PERCENT OF      FUNDING
(IN THOUSANDS, EXCEPT PERCENTAGES)        LOANS         LOANS      COMMITMENTS      LOANS         LOANS      COMMITMENTS
------------------------------------------------------------------------------------------------------------------------
Industrial                              $ 42,582          27%        $1,300       $ 46,065          27%         $ --
Office                                    42,358          27          1,100         47,015          28           100
Retail                                    38,676          25             --         44,079          26            --
Apartments                                22,650          15             --         23,714          14            --
Hotel                                      4,020           3             --          4,274           2            --
Mixed Use                                  2,958           2             --          3,068           2            --
Other                                      2,087           1             --          2,174           1            --
                                      ----------------------------------------------------------------------------------
                                         155,331         100%        $2,400        170,389         100%         $100
                                                    ------------  ------------                ------------  ------------
Less: allowance for loan losses            2,038                                     2,538
                                      ------------                              ------------
  Total                                 $153,293                                  $167,851
========================================================================================================================



6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2011, 2010 and 2009, management reviewed and updated the DAC and DSIC valuation assumptions for the Company's products. As part of its third quarter 2010 process, management extended the projection periods used for its annuity products and revised client asset value growth rates assumed for variable annuity and variable universal life contracts.

The balances of and changes in DAC were as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                             $227,688      $221,942      $236,619
Capitalization of acquisition costs                                25,183        23,289        27,171
Amortization, excluding the impact of valuation assumptions
review                                                            (19,925)      (24,994)      (21,550)
Amortization impact of valuation assumptions review                (3,900)       17,300         9,600
Impact of change in net unrealized securities gains                (5,104)       (9,849)      (29,898)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                           $223,942      $227,688      $221,942
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $23,947       $22,919       $23,808
Capitalization of sales inducement costs                              588         2,460         5,305
Amortization, excluding the impact of valuation assumptions
review                                                             (2,408)       (2,744)       (3,441)
Amortization impact of valuation assumptions review                  (400)        2,400           400
Impact of change in net unrealized securities gains                  (505)       (1,088)       (3,153)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $21,222       $23,947       $22,919
=======================================================================================================


RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

As described in Note 3, the Company adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

7. REINSURANCE

Generally, the Company currently reinsures 90% of the death benefit liability related to almost all individual fixed and variable universal life and term life insurance products. As a result, the Company typically retains and is at risk for 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. The Company began reinsuring risks at this level during 2002 for term life insurance and 2003 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by the Company is $1.5 million on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2002 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, the Company, for 1996 and later issues, retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to Genworth Life Insurance Company of New York ("Genworth").

The Company also has life insurance risk previously assumed under a reinsurance arrangement with an unaffiliated insurance company.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in August 2010 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms. The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

At December 31, 2011 and 2010, traditional life and universal life insurance in force aggregated $11.0 billion and $10.9 billion, respectively, of which $7.1 billion and $6.8 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Direct premiums                                                  $ 34,635       $36,261      $ 35,949
Reinsurance ceded                                                 (10,932)       (9,855)      (10,885)
-------------------------------------------------------------------------------------------------------
Net premiums                                                     $ 23,703       $26,406      $ 25,064
=======================================================================================================



Policy and contract charges are presented on the Statements of Income net of $3.6 million, $3.2 million and $2.9 million of reinsurance ceded for the years ended December 31, 2011, 2010 and 2009, respectively.

Reinsurance recovered from reinsurers was $5.8 million, $3.2 million and $4.5 million for the years ended December 31, 2011, 2010 and 2009, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

Reinsurance recoverables include approximately $67.1 million and $60.8 million related to LTC risk ceded to Genworth as of December 31, 2011 and 2010, respectively. Future policy benefits include $3.9 million and $4.4 million related to an assumed reinsurance arrangement as of December 31, 2011 and 2010, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Fixed annuities                                                         $1,175,207    $1,183,309
Variable annuity fixed sub-accounts                                        234,734       235,603
Variable annuity GMWB                                                       66,621        17,818
Variable annuity GMAB                                                       13,632         4,455
Other variable annuity guarantees                                              668           665
-------------------------------------------------------------------------------------------------
  Total annuities                                                        1,490,862     1,441,850
VUL/UL insurance                                                           167,546       159,265
VUL/UL insurance additional liabilities                                     14,315         9,214
Other life, DI and LTC insurance                                           309,419       290,328
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                           1,982,142     1,900,657
Policy claims and other policyholders' funds                                 6,753         7,308
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
     policyholders' funds                                               $1,988,895    $1,907,965
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                  $3,094,544    $3,112,417
VUL insurance variable sub-accounts                                        318,004       335,073
Other insurance variable sub-accounts                                          927           997
-------------------------------------------------------------------------------------------------
  Total                                                                 $3,413,475    $3,448,487
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. The Company generally invests the proceeds from the annuity payments in fixed rate securities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and/or GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company's variable annuity guarantees. The Company does not currently hedge its risk under the GMDB, GGU and GMIB provisions. See Note 14 for additional information regarding derivative instruments used to hedge risks related to GMWB and GMAB provisions.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. The Company also offers term insurance as well as disability products. The Company no longer offers stand alone LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

Portions of the Company's fixed and variable universal life policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES
The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 8 for additional information regarding the Company's variable annuity guarantees.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture and less a pro-rata portion of any rider fees or (ii) the GMDB provisions specified in the contract. The Company has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments, less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. All new contracts with a living benefit must enroll in the Company's investment allocation program choosing from one of the five asset allocation models.

The Company has GMWB riders in force, which contain one or more of the following provisions:

- Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- Withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- Withdrawals at a specified rate per year for joint contractholders while either is alive.

- Withdrawals based on performance of the contract.

- Withdrawals based on the age withdrawals begin.

- Once withdrawals begin, the contractholder's funds are moved to one of the three least aggressive asset allocation models.

- Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

                                                        DECEMBER 31, 2011                            DECEMBER 31, 2010
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET         WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT         AVERAGE       CONTRACT       SEPARATE
(IN THOUSANDS, EXCEPT AGE)              VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of premium                  $2,011,895     $1,938,491       $17,231          62         $1,870,152     $1,804,744
  Five/six-year reset                   632,457        489,347        17,853          62            792,424        641,143
  One-year ratchet                      447,460        433,022        22,175          64            443,530        428,059
  Five-year ratchet                     181,760        177,014         4,008          61            180,228        175,810
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                    $3,273,572     $3,037,874       $61,267          62         $3,286,334     $3,049,756
===========================================================================================================================
GGU DEATH BENEFIT                    $      129     $      114       $    --          52         $      142     $      127
GMIB                                 $   19,084     $   17,954       $ 4,072          63         $   24,882     $   23,352
GMWB:
  GMWB                               $  231,605     $  230,593       $12,287          65         $  252,182     $  251,003
  GMWB for life                       1,243,218      1,236,664        40,035          64          1,069,666      1,066,043
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                    $1,474,823     $1,467,257       $52,322          64         $1,321,848     $1,317,046
===========================================================================================================================
GMAB                                 $  233,835     $  233,544       $ 3,756          56         $  212,750     $  211,578
                                         DECEMBER 31, 2010
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN THOUSANDS, EXCEPT AGE)           AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of premium                    $ 6,774          61
  Five/six-year reset                   15,804          62
  One-year ratchet                      11,344          63
  Five-year ratchet                      1,798          61
---------------------------------------------------------------
    Total -- GMDB                      $35,720          62
===============================================================
GGU DEATH BENEFIT                      $    --          51
GMIB                                   $ 2,797          62
GMWB:
  GMWB                                 $ 5,163          64
  GMWB for life                          5,192          63
---------------------------------------------------------------
    Total -- GMWB                      $10,355          63
===============================================================
GMAB                                   $   931          55


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities for variable annuity and insurance guarantees were as follows:

(IN THOUSANDS)                                   GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2009                         $ 2,488        $403        $ 75,843      $ 18,796       $  943
Incurred claims                                       (107)        (19)        (66,655)      (14,422)         719
Paid claims                                         (2,056)         --              --            --         (431)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2009                           325         384           9,188         4,374        1,231
Incurred claims                                        661          64           8,630            81        4,926
Paid claims                                           (769)         --              --            --          (81)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2010                           217         448          17,818         4,455        6,076
Incurred claims                                        309          31          48,803         9,177        3,016
Paid claims                                           (337)         --              --            --           (9)
--------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2011                       $   189        $479        $ 66,621      $ 13,632       $9,083
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                $1,627,641    $1,715,400
  Bond                                                                   1,313,343     1,232,129
  Other                                                                    106,383       120,187
-------------------------------------------------------------------------------------------------
Total mutual funds                                                      $3,047,367    $3,067,716
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2011, 2010 and 2009.

10. LINES OF CREDIT
The Company has available a committed line of credit with Ameriprise Financial aggregating the lesser of $25 million or 5% of the Company's statutory admitted assets as of the prior year end. The interest rate for any borrowings is established by reference to LIBOR. This line of credit is renewed annually on August 1st with Ameriprise Financial and filed with the New York State Insurance Department. There were no amounts outstanding on this line of credit at December 31, 2011 and 2010.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

11. FAIR VALUES OF ASSETS AND LIABILITIES
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS
Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. The Company's cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities include U.S. Treasuries. Level 2 securities include municipal and corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. agency and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include corporate bonds, certain non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The fair value of certain asset backed securities and non-agency residential mortgage backed securities is obtained from third-party pricing services who use significant unobservable inputs to estimate the fair value.

Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company's due diligence procedures include assessing the vendor's valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the net asset value ("NAV") of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Other Assets
Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties' nonperformance risk associated with uncollateralized derivative assets was immaterial at December 31, 2011 and 2010. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

LIABILITIES
Future Policy Benefits
The Company values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions (such as, market implied equity volatility and the LIBOR swap curve) and incorporate significant unobservable inputs related to contractholder behavior assumptions (such as withdrawals and lapse rates) and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of the Company's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

Other Liabilities
The fair value of derivatives that are traded in less active over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and options. The Company's nonperformance risk associated with uncollateralized derivative liabilities was immaterial at December 31, 2011 and 2010. See Note 14 for further information on the credit risk of derivative instruments and related collateral.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2011
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,146,698      $81,587     $1,228,285
     Residential mortgage backed securities                   --         220,896        3,414        224,310
     Commercial mortgage backed securities                    --         215,238           36        215,274
     State and municipal obligations                          --         100,674           --        100,674
     Asset backed securities                                  --          45,824       10,550         56,374
     U.S. government and agencies obligations              1,425           5,532           --          6,957
     Foreign government bonds and obligations                 --           4,287           --          4,287
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,425       1,739,149       95,587      1,836,161
  Cash equivalents                                            --          81,690           --         81,690
  Other assets:
    Interest rate derivative contracts                        --          32,604           --         32,604
    Equity derivative contracts                            2,208          51,006           --         53,214
-------------------------------------------------------------------------------------------------------------
  Total other assets                                       2,208          83,610           --         85,818
  Separate account assets                                     --       3,413,475           --      3,413,475
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $3,633      $5,317,924      $95,587     $5,417,144
=============================================================================================================

Liabilities
  Future policy benefits:
    GMWB and GMAB embedded derivatives                    $   --      $       --      $79,451     $   79,451(1)
  Other liabilities:
    Interest rate derivative contracts                        --           1,433           --          1,433
    Equity derivative contracts                               --           8,878           --          8,878
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                     --          10,311           --         10,311
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   10,311      $79,451     $   89,762
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $25.4 million cumulative decrease to the embedded derivative liability.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                          DECEMBER 31, 2010
                                                       ------------------------------------------------------
(IN THOUSANDS)                                            LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
    Fixed maturities:
     Corporate debt securities                            $   --      $1,104,641     $ 79,053     $1,183,694
     Commercial mortgage backed securities                    --         236,355        2,100        238,455
     Residential mortgage backed securities                   --         113,799      107,822        221,621
     Asset backed securities                                  --          51,711       15,024         66,735
     State and municipal obligations                          --          78,937           --         78,937
     U.S. government and agencies obligations              1,432           8,208           --          9,640
     Foreign government bonds and obligations                 --           4,506           --          4,506
-------------------------------------------------------------------------------------------------------------
    Total Available-for-Sale securities: Fixed
    maturities                                             1,432       1,598,157      203,999      1,803,588
  Cash equivalents                                            --          66,199           --         66,199
  Other assets:
    Interest rate derivative contracts                        --           9,401           --          9,401
    Equity derivative contracts                               --           9,963           --          9,963
-------------------------------------------------------------------------------------------------------------
  Total other assets                                          --          19,364           --         19,364
  Separate account assets                                     --       3,448,487           --      3,448,487
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                $1,432      $5,132,207     $203,999     $5,337,638
=============================================================================================================

Liabilities
  Future policy benefits:
    GMWB and GMAB embedded derivatives                    $   --      $       --     $ 21,650     $   21,650(1)
  Other liabilities:
    Interest rate derivative contracts                        --           1,101           --          1,101
    Equity derivative contracts                               --          17,921           --         17,921
-------------------------------------------------------------------------------------------------------------
  Total other liabilities                                     --          19,022           --         19,022
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                           $   --      $   19,022     $ 21,650     $   40,672
=============================================================================================================



(1) The Company's adjustment for nonperformance risk resulted in a $9.4 million cumulative decrease to the embedded derivative liability.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                                                                                 FUTURE
                                                   AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES               POLICY
                                        --------------------------------------------------------------------    BENEFITS:
                                                       RESIDENTIAL   COMMERCIAL                                 GMWB AND
                                          CORPORATE     MORTGAGE      MORTGAGE        ASSET                       GMAB
                                            DEBT         BACKED        BACKED        BACKED                     EMBEDDED
(IN THOUSANDS)                           SECURITIES    SECURITIES    SECURITIES    SECURITIES       TOTAL      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2011                   $79,053      $107,822       $ 2,100       $15,024      $203,999      $(21,650)
  Total gains (losses) included in:
    Net income                                 939         2,395            --           166         3,500(1)    (49,103)(2)
    Other comprehensive income               1,296        (5,962)           (5)         (820)       (5,491)           --
  Purchases                                 10,399            --            --            --        10,399            --
  Sales                                     (6,774)           --            --            --        (6,774)           --
  Issues                                        --            --            --            --            --        (8,028)
  Settlements                               (3,773)      (18,575)          (39)       (1,319)      (23,706)         (670)
  Transfers into Level 3                       447            --            --            --           447            --
  Transfers out of Level 3                      --       (82,266)       (2,020)       (2,501)      (86,787)           --
--------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2011                 $81,587      $  3,414       $    36       $10,550      $ 95,587      $(79,451)
==========================================================================================================================
Changes in unrealized gains (losses)
  relating to assets and liabilities
  held at December 31, 2011 included
  in:
       Net investment income               $   (27)     $     43       $    --       $   141      $    157      $     --
       Net realized investment gains
          (losses)                              --          (800)           --            --          (800)           --
       Benefits, claims, losses and
          settlement expenses                   --            --            --            --            --       (49,503)


(1) Represents a $149 thousand gain included in net realized investment gains and a $3.4 million gain included in net investment income in the Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Statements of Income.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

                                                                                                                       FUTURE
                                           AVAILABLE-FOR-SALE SECURITIES: FIXED MATURITIES                             POLICY
                                --------------------------------------------------------------------                  BENEFITS:
                                               RESIDENTIAL   COMMERCIAL                                               GMWB AND
                                  CORPORATE     MORTGAGE      MORTGAGE        ASSET                                     GMAB
                                    DEBT         BACKED        BACKED        BACKED                       OTHER       EMBEDDED
(IN THOUSANDS)                   SECURITIES    SECURITIES    SECURITIES    SECURITIES       TOTAL        ASSETS      DERIVATIVES
--------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 2010           $67,825      $121,928       $  142        $15,656      $205,551        $ 137       $(13,413)
  Total gains (losses)
  included in:
    Net income                           6         3,497            1            122         3,626(1)      (137)(2)     (1,334)(3)
    Other comprehensive income       3,245         8,942           (4)         1,553        13,736           --             --
  Purchases, sales, issues and
    settlements, net                 7,977       (26,545)       1,961         (2,307)      (18,914)          --         (6,903)
  Transfers into Level 3                --            --           --             --            --           --             --
  Transfers out of Level 3              --            --           --             --            --           --             --
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2010         $79,053      $107,822       $2,100        $15,024      $203,999        $  --       $(21,650)
================================================================================================================================
Changes in unrealized gains
  (losses) relating to assets
  and liabilities held at
  December 31, 2010 included
  in:
       Net investment income       $     6      $  3,519       $   --        $   122      $  3,647        $  --       $     --
       Net realized investment
          gains (losses)                --           (33)          --             --           (33)          --             --
       Benefits, claims,
          losses and
          settlement expenses           --            --           --             --            --           --         (2,113)


(1) Represents a $33 thousand loss included in net realized investment gains and a $3.7 million gain included in net investment income in the Statements of Income.

(2) Included in net investment income in the Statements of Income.

(3) Included in benefits, claims, losses and settlement expenses in the Statements of Income.

The impact to pretax income of the Company's adjustment for nonperformance risk on the fair value of its GMWB and GMAB embedded derivatives was an increase of $8.7 million and $1.0 million, net of DAC and DSIC amortization, for the years ended December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, transfers out of Level 3 to Level 2 included certain non-agency residential mortgage backed securities and sub-prime non-agency residential mortgage backed securities classified as asset backed securities with a fair value of $84.8 million. The transfers reflect improved pricing transparency of these securities, a continuing trend of increased activity in the non-agency residential mortgage backed security market and increased observability of significant inputs to the valuation methodology. All other securities transferred from Level 3 to Level 2 represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred from Level 2 to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred.

During the reporting periods, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying values and the estimated fair values of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2011                        2010
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN THOUSANDS)                                             VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                        $  153,293    $  164,125    $  167,851    $  173,704
  Policy loans                                              37,367        36,190        36,484        39,876
FINANCIAL LIABILITIES
  Future policy benefits                                $1,075,262    $1,171,288    $1,090,645    $1,139,194
  Separate account liabilities                               7,557         7,557         6,193         6,193


Commercial Mortgage Loans, Net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company's estimate of the amount recoverable on the loan.

Policy Loans
The fair value of policy loans is determined using discounted cash flows.

Future Policy Benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and the Company's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and the Company. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

12. RELATED PARTY TRANSACTIONS
Columbia Management Investment Advisers, LLC is the investment manager for the proprietary mutual funds used as investment options by the Company's variable annuity contractholders and variable life insurance policyholders. The Company provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2011, 2010 and 2009, the Company received $11.9 million, $7.5 million and $4.8 million, respectively, from Columbia Management Investment Advisers, LLC for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $26.0 million, $27.4 million and $32.3 million for 2011, 2010 and 2009, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

During 2011, 2010 and 2009, the Company paid cash dividends of $78.6 million, $28.2 million and nil, respectively, to RiverSource Life. Prior to paying these dividends, the Company provided notification to the New York State Insurance Department and received a response indicating that they did not object to the payments.

The Company filed a consolidated federal income tax return for 2009 with its parent, RiverSource Life. Beginning in 2010, taxable income of the Company and its parent, RiverSource Life, is included in the consolidated federal income tax return of Ameriprise Financial. At December 31, 2011, the Company had an amount due to Ameriprise Financial for federal income taxes of $1.0 million. At December 31, 2010, the Company had an amount due from Ameriprise Financial for federal income taxes of $1.8 million. Amounts due to RiverSource Life for federal income taxes were $6.7 million at both December 31, 2011 and 2010.

13. STATUTORY ACCOUNTING PRINCIPLES AND REQUIREMENTS
State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For the Company, dividends which exceed the lesser of 10% of statutory surplus as of the immediately preceding year-end or statutory net gain (loss) from operations for the immediately preceding calendar year would require pre-notification to the New York State Insurance Department and are subject to potential disapproval. Statutory net gain (loss) from operations was $(3.8) million, $59.5 million and $101.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Reconciliations of net income and shareholder's equity, as shown in the accompanying GAAP financial statements, to that determined using statutory accounting principles prescribed by the State of New York ("SAP") are as follows:

Net Income

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net income, per accompanying financial statements                $ 37,734      $ 52,270      $ 56,402
Capitalization/amortization of DAC, net (GAAP item)                (1,358)      (15,595)      (15,221)
Capitalization/amortization of DSIC, net (GAAP item)                2,220        (2,116)       (2,263)
Change in deferred income taxes(1)(2)                              (5,542)        6,789         7,335
Change in future policy benefits(1)                                (5,556)       16,819       (59,162)
Current income tax expense(1)                                          --        (4,355)       (7,584)
Change in separate account liability adjustment (SAP item)         (2,605)       (2,812)       61,812
Derivatives(1)(2)                                                 (31,473)       11,018        46,726
Change in interest maintenance reserve (SAP item)                   1,935         1,313        (3,187)
Other, net                                                         (1,576)         (236)        1,331
-------------------------------------------------------------------------------------------------------
Net income (loss), SAP basis(3)                                  $ (6,221)     $ 63,095      $ 86,189
=======================================================================================================



(1) Represents valuation differences between GAAP and SAP income statement amounts.

(2) Represents amounts which are recorded directly to surplus for statutory reporting purposes.

(3) Results are significantly impacted by changes in reserves for variable annuity guaranteed benefits, however these impacts are substantially offset by unrealized gains (losses) on derivatives which are not included in statutory income but are recorded directly to surplus.

Shareholder's Equity

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Shareholder's equity, per accompanying financial statements              $ 444,274     $ 470,641
DAC (GAAP item)                                                           (223,942)     (227,688)
Net unrealized gains and losses on Available-for-Sale investments
(GAAP item)                                                               (152,972)     (114,491)
DSIC (GAAP item)                                                           (21,222)      (23,947)
Asset valuation reserve                                                    (18,618)       (3,279)
Future policy benefits(1)(2)                                                16,983        10,149
Deferred income taxes, net(1)                                               82,178        76,153
Separate account liability adjustment (SAP item)                           154,547       146,852
Non-admitted assets (SAP item)                                             (27,769)      (26,580)
Other, net                                                                 (17,982)      (20,037)
-------------------------------------------------------------------------------------------------
Capital and surplus, SAP basis(3)                                        $ 235,477     $ 287,773
=================================================================================================



(1) Represents valuation differences between GAAP and SAP balance sheet amounts.

(2) In 2010, RiverSource Life recorded a prior period correction of $(12.9) million to comply with New York Regulation 147 valuation requirements for variable universal life reserves.

(3) Includes unassigned surplus of $117.9 million and $168.6 million at December 31, 2011 and 2010, respectively.

14. DERIVATIVES AND HEDGING ACTIVITIES
Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company's products and operations.

The Company currently uses derivatives as economic hedges. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives:

                                                    ASSET                                      LIABILITY
DERIVATIVES NOT              BALANCE     ---------------------------      BALANCE     ---------------------------
DESIGNATED                    SHEET      DECEMBER 31,   DECEMBER 31,       SHEET      DECEMBER 31,   DECEMBER 31,
AS HEDGING INSTRUMENTS      LOCATION         2011           2010         LOCATION         2011           2010
-----------------------------------------------------------------------------------------------------------------
                                                (IN THOUSANDS)                               (IN THOUSANDS)
GMWB AND GMAB
  Interest rate                                                        Other
  contracts               Other assets      $32,604        $ 9,401     liabilities       $ 1,433        $ 1,101
                                                                       Other
  Equity contracts        Other assets       53,214          9,963     liabilities         8,878         17,921
                                                                       Future
  Embedded                Not                                          policy
  derivatives(1)          applicable             --             --     benefits           79,451         21,650
                                         ---------------------------                  ---------------------------
Total derivatives                           $85,818        $19,364                       $89,762        $40,672
                                         ===========================                  ===========================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding the Company's fair value measurement of derivative instruments.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Statements of Income:

                                      LOCATION OF
                                      GAIN (LOSS)
                                        ON
                                      DERIVATIVES                    AMOUNT OF GAIN (LOSS) ON
                                      RECOGNIZED                 DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES NOT DESIGNATED                IN            --------------------------------------------------
AS HEDGING INSTRUMENTS                INCOME                2011               2010               2009
----------------------------------------------------------------------------------------------------------
                                                                 (IN THOUSANDS)
GMWB AND GMAB
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Interest rate contracts            expenses             $ 28,823           $ 17,503           $(12,897)
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Equity contracts                   expenses                7,402            (16,587)           (47,198)
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Foreign currency contracts         expenses                 (188)                --                 --
                                     Benefits,
                                     claims,
                                     losses and
                                     settlement
  Embedded derivatives(1)            expenses              (57,801)            (8,237)            81,052
----------------------------------------------------------------------------------------------------------
    Total derivatives                                     $(21,764)          $ (7,321)          $ 20,957
==========================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate based on changes in equity, interest rate and credit markets.

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to the Company's variable annuity guaranteed benefits.

Certain of the Company's annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The Company economically hedges the exposure related to non-life contingent GMWB and GMAB provisions primarily using various futures, options and interest rate swaps. At December 31, 2011 and 2010, the gross notional amount of derivatives contracts for the Company's GMWB and GMAB provisions was $1.8 billion and $985.7 million, respectively.

The deferred premium associated with certain options is paid semi-annually over the life of the option contract. The following is a summary of the payments the Company is scheduled to make for these options:

                                                                                 PREMIUMS
(IN THOUSANDS)                                                                    PAYABLE
-------------------------------------------------------------------------------------------
2012                                                                              $13,403
2013                                                                               12,573
2014                                                                               12,573
2015                                                                               12,035
2016                                                                               10,639
2017-2025                                                                          25,080


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions which are considered embedded derivatives. These embedded derivatives are bifurcated from their host contracts and reported on the Balance Sheets at fair value with changes in fair value reported in earnings. As discussed above, the Company uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CREDIT RISK
Credit risk associated with the Company's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting arrangements and collateral arrangements whenever practical. As of December 31, 2011 and 2010, the Company held $45.7 million and $2.2 million, respectively, in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral the Company is obligated to return to counterparties. As of December 31, 2011 and 2010, the Company had accepted additional collateral consisting of various securities with a fair value of $22.9 million and nil, respectively, which are not reflected on the Balance Sheets. As of December 31, 2011 and 2010, the Company's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $8.6 million and $9.1 million, respectively.

Certain of the Company's derivative instruments contain provisions that adjust the level of collateral the Company is required to post based on the Company's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------


Financial). Additionally, certain of the Company's derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company's counterparty could require immediate settlement of any net liability position. At December 31, 2011 and 2010, the aggregate fair value of all derivative instruments in a net liability position containing such credit risk features was $687 thousand and $10.4 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2011 and 2010 was $687 thousand and $10.4 million, respectively. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2011 and 2010 were triggered, the Company's obligation would be limited to the net liability position.

15. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies. Ameriprise Financial provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The components of income tax provision were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                         $16,722       $11,154       $16,836
  State                                                              (579)          720         1,677
-------------------------------------------------------------------------------------------------------
    Total current income tax                                       16,143        11,874        18,513
Deferred federal income tax benefit                                (5,542)        6,789         7,335
-------------------------------------------------------------------------------------------------------
Income tax provision                                              $10,601       $18,663       $25,848
=======================================================================================================



The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2011          2010          2009
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%        35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (10.0)        (5.3)         (5.4)
  State taxes, net of federal benefit                               (0.8)         0.6           1.3
  Taxes applicable to prior years                                   (0.3)        (3.0)          1.1
  Foreign tax credit, net of addback                                (1.9)        (1.1)         (0.6)
  Other                                                             (0.1)         0.1            --
-------------------------------------------------------------------------------------------------------
Income tax provision (effective tax rate)                           21.9%        26.3%         31.4%
=======================================================================================================



For 2011, the decrease in the effective tax rate primarily reflects a decrease in pretax income for 2011 compared to 2010 as well as a favorable audit settlement related to the dividends received deduction. For 2010, the decrease in the effective tax rate primarily reflects a decrease in pretax income for 2010 compared to 2009 while tax advantaged items increased for 2010 compared to 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of the Company's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN THOUSANDS)                                                             2011          2010
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                 $ 75,232      $ 60,121
  Investment related                                                           --         6,084
  Capital loss and tax credit carryforward                                  2,106            --
  Other                                                                     2,556         1,994
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           79,894        68,199
Deferred income tax liabilities:
  DAC                                                                      71,051        70,102
  Net unrealized gains on Available-for Sale securities                    31,398        23,617
  Investment related                                                        6,157            --
  DSIC                                                                      7,428         8,382
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                     116,034       102,101
-------------------------------------------------------------------------------------------------
Net deferred income tax liabilities                                      $ 36,140      $ 33,902
=================================================================================================



The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, i) future taxable income exclusive of reversing temporary differences and carryforwards, ii) future reversals of existing taxable temporary differences, iii) taxable income in prior carryback years, and iv) tax planning strategies. Based on analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to utilize all of its deferred tax assets. Accordingly, no valuation allowance has been established as of December 31, 2011 and 2010.

The Company has tax benefits related to capital loss carryforwards of $2.1 million which expire beginning December 31, 2015.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $ 2,330       $(1,602)      $(2,146)
Additions based on tax positions related to the current year           --            --            61
Additions for tax positions of prior years                          6,000        12,642           807
Reductions for tax positions of prior years                          (634)       (5,954)         (324)
Settlements                                                        (1,272)       (2,756)           --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $ 6,424       $ 2,330       $(1,602)
=======================================================================================================



If recognized, approximately $424 thousand, $2.3 million and $2.9 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2011, 2010 and 2009, respectively, would affect the effective tax rate.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net reduction of $3.9 million, and a net increase of $1.8 million and $17 thousand in interest and penalties for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, the Company had a payable of $2.0 million and a receivable of $1.9 million, respectively, related to the accrual of interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $6.4 million in the next 12 months.

Ameriprise Financial and the Company file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Internal Revenue Service ("IRS") had completed its field examination of the 1997 through 2007 tax returns in recent years. However, for federal income tax purposes, these years except for 2007, continue to remain open as a consequence of certain issues under appeal. The IRS is currently auditing the Company's income tax returns for 2008 and 2009. The Company's state income tax returns are currently under examination by various jurisdictions for years ranging from 1999 through 2009.

RiverSource Life Insurance Co. of New York
--------------------------------------------------------------------------------

It is possible there will be corporate tax reform in the next few years. While impossible to predict, based on current information, corporate tax reform is likely to include a reduction in the corporate tax rate coupled with reductions in tax preferred items. Any changes could have a material impact on the Company's income tax expense and deferred tax balances.

The items comprising other comprehensive income (loss) are presented net of the following income tax benefit amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN THOUSANDS)                                                     2011          2010          2009
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains                                   $7,780        $7,390        $50,498


16. COMMITMENTS AND CONTINGENCIES
At December 31, 2011 and 2010, the Company had no material commitments to purchase investments other than mortgage loan fundings. See Note 5 for additional information.

The Company's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2011, these guarantees range up to 5.0%. To the extent the yield on the Company's invested assets portfolio declines below its target spread plus the minimum guarantee, the Company's profitability would be negatively affected.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide review of unclaimed property and escheatment practices and procedures, the Company is responding to a request from the New York insurance regulator regarding its abandoned property. The Company has cooperated and will continue to cooperate with the applicable regulators regarding their inquiries.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The Company is required by law to be a member of the guaranty fund association in the State of New York. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund association. The financial crisis of 2008 and 2009 and subsequent uncertainty and volatility in the U.S. economy and financial markets have weakened the financial condition of numerous insurers, including insurers currently in receiverships, increasing the risk of triggering guaranty fund assessments.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1-800-541-2251

           RiverSource Distributors, Inc. (Distributor), Member FINRA. Insurance and annuity products are issued by RiverSource Life Insurance Co. of
                           New York, Albany, New York.
Only RiverSource Life Insurance Co. of New York is authorized to sell insurance and annuities in New York.

      (C)2008-2012 RiverSource Life Insurance Company. All rights reserved. 45066 X (4/12)